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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-21163

                          Pioneer Protected Principal Trust
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Dorothy E. Bourassa, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  December 31


Date of reporting period:  January 1, 2004 through December 31, 2004


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


item 1.REPORTS TO SHAREOWNERS.


                                     PIONEER
                             -----------------------
                                    PROTECTED
                                 PRINCIPAL PLUS
                                      FUND




                                     Annual
                                     Report

                                    12/31/04




                                 [Logo] PIONEER
                                        Investments(R)

Table of Contents
--------------------------------------------------------------------------------

Letter to Shareowners                                              1

Portfolio Summary                                                  2

Performance Update                                                 3

Comparing Ongoing Fund Expenses                                    6

Portfolio Management Discussion                                    8

Schedule of Investments                                           12

Financial Statements                                              21

Notes to Financial Statements                                     28

Report of Independent Registered Public Accounting Firm           35

Trustees, Officers and Service Providers                          36

The Pioneer Family of Mutual Funds                                43

Pioneer Protected Principal Plus Fund

--------------------------------------------------------------------------------
LETTER TO SHAREOWNERS 12/31/04
--------------------------------------------------------------------------------

Dear Shareowner,
--------------------------------------------------------------------------------
After three calendar quarters of listless performance, U.S. equity markets improved strongly late in the year. Anxiety over energy prices, international tensions and the falling American dollar had held the markets back, but uneasiness about the presidential election was the principal source of investor hesitation. The election went smoothly, the result was decisive, and the ensuing rally pushed major indices into the black for the second year running. However, returns trailed 2003's levels. Small capitalization companies outperformed large-cap issues for the sixth consecutive year. Markets overseas were generally buoyant: commodity-rich nations saw surging demand for copper, iron ore, lumber and other materials, with much of their output destined to feed China's vast economic appetite.

Bond investors focused on longer-term issues. Reflecting the risk preference that favored small-cap stocks, high-yield bonds were the strongest performers, while higher quality issues, including U.S. Treasury issues, scored more modest gains. Municipal bond returns were generally favorable as well; economic growth spurred rising tax revenues, putting many issuers into surplus for the first time in years.

A measured pace of growth seems in store for the U.S. economy, which generated
2.2 million jobs after years of employment declines. By the end of September, the economy had tallied 12 positive quarters, and the nation's annualized growth rate stood at a respectable four percent. We believe this rate of expansion is enough to sustain growth without provoking the Federal Reserve Board into aggressive interest rate hikes aimed at calming inflation.

New investment choices

Pioneer Investment Management recently acquired twenty-two former Safeco mutual funds. After merging some Safeco offerings into existing Pioneer funds with similar goals and strategies, Pioneer now offers seven new products, including municipal bond funds and funds focused on growth. The transaction underscores Pioneer's growing presence in the ranks of major U.S. management firms and significantly broadens the investment options available to you. A conversation with your investment professional will help you understand how these new funds may enhance your portfolio diversification and fit in with your long-range goals.

Please consider a fund's investment objective, risks, charges and expenses carefully before investing. The prospectus contains this and other information about each fund and should be read carefully before you invest or send money. To obtain a prospectus and for other information on any Pioneer fund, contact your financial advisor, call 1-800-225-6292 or visit our web site at www.pioneerfunds.com.

Respectfully,

/s/ Osbert M. Hood

Osbert M. Hood
President
Pioneer Investment Management, Inc.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Pioneer Protected Principal Plus Fund

--------------------------------------------------------------------------------
PORTFOLIO SUMMARY 12/31/04
--------------------------------------------------------------------------------

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA IS REPRESENTED BY A PIE CHART IN THE ANNUAL REPORT]

U.S. Government Obligations                                     75.0%
Depository Reciepts for International Stocks                     1.4%
U.S. Common Stocks                                              23.6%

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA IS REPRESENTED BY A PIE CHART IN THE ANNUAL REPORT]

Utilities                                                        0.5%
Telecommunication Services                                       0.9%
Materials                                                        1.7%
Energy                                                           2.0%
Consumer Staples                                                 2.8%
Health Care                                                      2.8%
Industrials                                                      3.2%
Information Technology                                           3.4%
Consumer Discretionary                                           3.7%
Financials                                                       4.0%
U.S. Government Obligations                                     75.0%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

1.   U.S. Treasury Strip, Zero              6.   Target Corp.                  0.53%
     Coupon Bond, 11/15/09      74.97%
2.   ChevronTexaco Corp.         0.58       7.   T. Rowe Price Associates,
                                                 Inc.                          0.50
3.   McGraw-Hill Co., Inc.       0.56       8.   Johnson & Johnson Co.         0.46
4.   Exxon Mobil Corp.           0.55       9.   SBC Communications, Inc.      0.44
5.   Norfolk Southern Corp.      0.55      10.   Rio Tinto Plc (A.D.R.)        0.44

This list excludes money market and derivative instruments. Fund holdings will vary for other periods.

Pioneer Protected Principal Plus Fund

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/04                                       CLASS A SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value per Share   12/31/04   12/31/03
                            $10.10     $10.21

Distributions per Share  Net Investment   Short-Term      Long-Term
(1/1/04 - 12/31/04)      Income           Capital Gains   Capital Gains
                         $0.1614          $  --           $0.2192

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Protected Principal Plus Fund at public offering price, compared to that of the Standard & Poor's 500 Index and the Lehman Brothers Government Intermediate Bond Index.

Average Annual Total Returns
(As of December 31, 2004)

                    Net Asset    Public Offering
Period                Value           Price
 Life-of-Class
 (11/1/02)            3.07%          0.29%
 1 Year               2.66          -3.21

Call 1-800-225-6292 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

[THE FOLLOWING DATA IS REPRESENTED BY A MOUNTAIN CHART IN THE ANNUAL REPORT]

                Pioneer Protected                   Lehman Brothers
                Principal Plus       S&P 500        Government Intermediate
Date            Value                Index          Bond Index
11/02            9,425               10,000         10,000
12/02            9,509                9,413         10,185
12/03            9,801               12,111         10,418
12/04           10,062               13,428         10,661

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Standard & Poor's 500 Stock Index (the S&P 500) is a commonly used measure of the broad U.S. stock market. The Lehman Brothers Intermediate Government Bond Index measures the performance of the U.S. intermediate-term investment-grade bond market. Total return comprises price appreciation/ depreciation and income as a percentage of the original investment. Indexes are rebalanced monthly by market capitalization. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Indices.

Current performance may be higher or lower due to market volatility. Fund returns will fluctuate, and investors who redeem shares or take dividends or distributions in cash prior to the end of the guarantee period will reduce their guaranteed amount. The guaranteed amount could be reduced if certain events occur, such as the termination of the financial warranty agreement or the insolvency of Main Place Funding LLC or Bank of America.

The Fund's expenses are higher than those of most other mutual funds. Its allocation of all or a significant portion of assets to U.S. government securities could cause underperformance relative to the general equity market. The Fund's primary objective of preserving principal may not be compatible with obtaining the same level of returns that could be achieved with greater allocation to equity securities. Your investment is subject to market risk after the Guarantee Period. Investors must redeem their shares on the Fund's maturity date to receive the guaranteed amount. Shares sold on dates other than maturity date will be sold at net asset value per share.

Pioneer Protected Principal Plus Fund

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/04                                       CLASS B SHARES
--------------------------------------------------------------------------------
Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value per Share   12/31/04   12/31/03
                            $10.11     $10.21

Distributions per Share  Net Investment   Short-Term      Long-Term
(1/1/04 - 12/31/04)      Income           Capital Gains   Capital Gains
                         $0.079           $ --            $0.2192

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Protected Principal Plus Fund, compared to that of the Standard & Poor's 500 Index and the Lehman Brothers Government Intermediate Bond Index.

Average Annual Total Returns
(As of December 31, 2004)

                       If          If
Period                Held      Redeemed
Life-of-Class
(11/1/02)             2.35%      0.99%
1 Year                1.96      -2.01

Call 1-800-225-6292 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

[THE FOLLOWING DATA IS REPRESENTED BY A MOUNTAIN CHART IN THE ANNUAL REPORT]

                Pioneer Protected                   Lehman Brothers
                Principal Plus       S&P 500        Government Intermediate
Date            Value                Index          Bond Index
11/02           10,000               10,000         10,000
12/02           10,083                9,413         10,185
12/03           10,314               12,111         10,418
12/04           10,215               13,428         10,661

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If redeemed" returns reflect the deduction of applicable contingent deferred sales charge (CSDC). Effective December 1, 2004, the period during which a CDSC is applied to withdrawals was shortened to 5 years. The maximum CDSC for class B shares continues to be 4%. For more complete information, please see the prospectus for details. Note: Shares purchased prior to December 1, 2004 remain subject to the CDSC in effect at the time you purchased those shares. For performance information for shares purchased prior to December 1, 2004, please visit www.pioneerfunds.com/bshares.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Standard & Poor's 500 Stock Index (the S&P 500) is a commonly used measure of the broad U.S. stock market. The Lehman Brothers Intermediate Government Bond Index measures the performance of the U.S. intermediate-term investment-grade bond market. Total return comprises price appreciation/ depreciation and income as a percentage of the original investment. Indexes are rebalanced monthly by market capitalization. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Indices.

Current performance may be higher or lower due to market volatility. Fund returns will fluctuate, and investors who redeem shares or take dividends or distributions in cash prior to the end of the guarantee period will reduce their guaranteed amount. The guaranteed amount could be reduced if certain events occur, such as the termination of the financial warranty agreement or the insolvency of Main Place Funding LLC or Bank of America.

The Fund's expenses are higher than those of most other mutual funds. Its allocation of all or a significant portion of assets to U.S. government securities could cause underperformance relative to the general equity market. The Fund's primary objective of preserving principal may not be compatible with obtaining the same level of returns that could be achieved with greater allocation to equity securities. Your investment is subject to market risk after the Guarantee Period. Investors must redeem their shares on the Fund's maturity date to receive the guaranteed amount. Shares sold on dates other than maturity date will be sold at net asset value per share.

Pioneer Protected Principal Plus Fund

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/04                                       CLASS C SHARES
--------------------------------------------------------------------------------
Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value per Share   12/31/04   12/31/03
                            $10.14     $10.23

Distributions per Share  Net Investment   Short-Term      Long-Term
(1/1/04 - 12/31/04)      Income           Capital Gains   Capital Gains
                         $0.0617          $ --            $0.2192

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Protected Principal Plus Fund, compared to that of the Standard & Poor's 500 Index and the Lehman Brothers Government Intermediate Bond Index.

Average Annual Total Returns
(As of December 31, 2004)
                       If          If
Period                Held      Redeemed
Life-of-Class
(11/1/02)             2.32%       2.32%
1 Year                1.88        1.88

Call 1-800-225-6292 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

[THE FOLLOWING DATA IS REPRESENTED BY A MOUNTAIN CHART IN THE ANNUAL REPORT]

                Pioneer Protected                   Lehman Brothers
                Principal Plus       S&P 500        Government Intermediate
Date            Value                Index          Bond Index
11/02           10,000               10,000         10,000
12/02           10,074                9,413         10,185
12/03           10,316               12,111         10,418
12/04           10,509               13,428         10,661

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). The performance of Class C shares does not reflect the 1% front-end sales charge in effect prior to February 1, 2004. If you paid a 1% sales charge, your returns would be lower than those shown above. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Standard & Poor's 500 Stock Index (the S&P 500) is a commonly used measure of the broad U.S. stock market. The Lehman Brothers Intermediate Government Bond Index measures the performance of the U.S. intermediate-term investment-grade bond market. Total return comprises price appreciation/ depreciation and income as a percentage of the original investment. Indexes are rebalanced monthly by market capitalization. You cannot invest directly in the Indices.

Current performance may be higher or lower due to market volatility. Fund returns will fluctuate, and investors who redeem shares or take dividends or distributions in cash prior to the end of the guarantee period will reduce their guaranteed amount. The guaranteed amount could be reduced if certain events occur, such as the termination of the financial warranty agreement or the insolvency of Main Place Funding LLC or Bank of America.

The Fund's expenses are higher than those of most other mutual funds. Its allocation of all or a significant portion of assets to U.S. government securities could cause underperformance relative to the general equity market. The Fund's primary objective of preserving principal may not be compatible with obtaining the same level of returns that could be achieved with greater allocation to equity securities. Your investment is subject to market risk after the Guarantee Period. Investors must redeem their shares on the Fund's maturity date to receive the guaranteed amount. Shares sold on dates other than maturity date will be sold at net asset value per share.

Pioneer Protected Principal Plus Fund

--------------------------------------------------------------------------------
COMPARING ONGOING FUND EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1. Divide your account value by $1,000 Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Protected Principal Plus Fund

Based on actual returns from July 1, 2004 through December 31, 2004

Share Class                                     A              B              C
------------------------------------------------------------------------------------
Beginning Account Value Value On 7/1/04     $1,000.00      $1,000.00      $1,000.00
Ending Account Value On 12/31/04            $1,027.61      $1,032.72      $1,032.95
Expenses Paid During Period*                $   10.34      $   14.01      $   14.06

* Expenses are equal to the Fund's annualized expense ratio of 2.03%, 2.74% and 2.75%, for Class A, Class B and Class C shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Pioneer Protected Principal Plus Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads). Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Protected Principal Plus Fund

Based on a hypothetical 5% per year return before expenses, reflecting the period from July 1, 2004 through December 31, 2004

Share Class                                     A              B              C
------------------------------------------------------------------------------------
Beginning Account Value Value On 7/1/04     $1,000.00      $1,000.00      $1,000.00
Ending Account Value On 12/31/04            $1,014.73      $1,011.06      $1,011.01
Expenses Paid During Period*                $   10.28      $   13.86      $   13.91

* Expenses are equal to the Fund's annualized expense ratio of 2.03%, 2.74% and 2.75%, for Class A, Class B and Class C shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Pioneer Protected Principal Plus Fund

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/04
--------------------------------------------------------------------------------

While 2004 got off to a slow start, U.S. stocks finished the year relatively strong - in spite of ongoing geopolitical concerns, rising interest rates and a mixed corporate-profit picture. In the following interview, portfolio managers Walter Hunnewell and Richard Schlanger discuss the strategy of Pioneer Protected Principal Plus Fund and the factors that influenced its performance over the 12 months ended December 31, 2004.

Q:   How did the Fund perform over the past 12 months?

A: Pioneer Protected Principal Plus Fund's Class A shares had a total return of 2.66% at net asset value for the 12 months ended December 31, 2004. This performance compares to a 11.04% return for the Standard & Poor's 500 Index, a 2.33% return for the Lehman Brother's Government Intermediate Bond Index. In addition, the average return was 2.43% for the Lipper Balanced Target Maturity Fund Category, the Fund's peer group.

Q:   What factors most affected Fund performance?

A: The Fund's performance must be viewed in the context of its investment objective and the strategy we use to meet it. The primary objective is capital preservation. A secondary objective is capital appreciation. These goals mean that the Fund's exposure to equities - even in a rising stock market - will be relatively smaller than in an all-equity strategy. The Fund had about 24% of its assets in stocks at the end of the period. While the stock market began 2004 at a relatively slow pace, it ended the year on a stronger note as the corporate profit outlook improved and signs of an economic rebound began to appear. During the year, several stocks in the portfolio provided good returns for shareholders. For example, we had a larger exposure, compared to the Fund's equity benchmark, in industrial stocks. One of these was Norfolk Southern, a railroad company that was able to handle increased shipping volumes without significant additions to its infrastructure or crews. Another company, PACCAR, is a market leader in trucking and benefited from the growth of the North American trucking market as well as its expansion into Europe. The Fund also had a relatively high exposure to energy throughout the period. These stocks performed well earlier in the year as oil prices rose, but as oil prices declined later in the year, the Fund's energy holdings detracted from performance.

Pioneer Protected Principal Plus Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Q:   How would you describe the overall investment environment of the past year?

A: The year started slowly, particularly compared with the strong performance of 2003. In the early months of 2004, it became clear that both stock- and bond-market investors were focused on interest rates. This focus intensified in the spring when two months of employment reports showed the economy was beginning to create jobs in significant numbers. Partly as a result of those reports, intermediate-term interest rates rose sharply and their prices declined. During this period, the Federal Reserve Board kept its benchmark rate at a four-year low of 1% until June 30, when it initiated the first of five quarter-percentage-point increases that pushed the federal funds rate to 2.25% by the end of the year. As the bond market saw that the Fed was taking steps to manage inflation, intermediate and longer-term interest rates began to decline and their prices rose. This focus on interest rates, combined with an improving corporate profit outlook, was a major reason the stock market ended the year on a positive note.

Q:   Could you talk about sectors where you've invested?

A: In addition to our industrial and energy holdings, we have a larger allocation, relative to the S&P 500, in the services sector, including publishing companies. For example, McGraw-Hill's Standard & Poor's financial information business has performed well, as has its educational publishing division. We're optimistic about the outlook for both of these businesses in the coming year. The Fund also benefited from having a larger allocation, relative to the S&P 500, in health care companies, including Becton-Dickinson and Biomet, two medical equipment companies. At the same time, the Fund was helped by having less relative exposure to Pfizer, which was hurt in part by controversy over the pain medicine Celebrex. The Fund also benefited from its consumer discretionary holdings, thanks to increasing consumer confidence and spending.

Pioneer Protected Principal Plus Fund

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/04                           (continued)
--------------------------------------------------------------------------------

Q:   Have you changed the Fund's exposure to any industries?

A: The most significant move we've made is to reduce our technology exposure. We still have confidence in the long-term outlook for this industry. However, several of these stocks made impressive gains in 2003, which allowed us to take some profits and increase our exposure to other areas. For example, we have been steadily increasing the Fund's holdings in the materials sector, with the purchases of BHP Billiton and Inco, two metals resources companies that benefited from increased global demand for raw materials and rising commodity prices. The other notable change was a slight increase in the Fund's consumer discretionary holdings, represented by the addition of Gap, the clothing retailer, to the portfolio. Health care, along with our consumer discretionary and consumer staples holdings, contributed the most to our relative performance versus the S&P 500. These sectors, which provide basic products and services that people use every day, are central to our strategy of building a high-quality, blue-chip portfolio.

Q:   How do interest rates affect how you manage the Fund?

A: Interest rates are the driving force behind the allocation of the Fund. This means that, as interest rates fall, and bond prices rise, we have to invest more money into Treasury strips to meet our obligation to provide a minimum 2% annual return by the end of the Guarantee Period, which is December 21, 2009. However, even though intermediate-term interest rates fell slightly, we did not have to invest more money in Treasury strips during the year. In fact, we were able to raise the equity allocation from about 23% of assets to approximately 25%. As it presently stands, the portfolio is positioned to benefit from an improving economy. While some additional money may be used to add new stocks, we would be more likely to spread it across the existing portfolio of high-quality, value-oriented companies.

Pioneer Protected Principal Plus Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Q:   What is your investment outlook?

A: The U.S. economy and the stock market made a remarkable recovery in 2003. While the stock market did not perform as well in 2004, the return of the S&P 500 was close to its historical average. Given that we believe the pieces are still in place for a continued economic recovery, we expect to see further gains - but continued volatility - in the stock market. In the fixed-income market, we expect intermediate-term interest rates to drift slightly higher over the coming year. These increases will be a reflection of a stronger economy, fiscal stimulus, a declining dollar and the likelihood that the Federal Reserve Board will continue raising short-term interest rates, though not at a pace that hurts the economy. However, as we noted, higher interest rates give us some flexibility to gradually increase the Fund's equity exposure.




















     Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Pioneer Protected Principal Plus Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/04
--------------------------------------------------------------------------------

Shares                                                         Value
             COMMON STOCKS - 25.0%
             Energy - 2.0%
             Integrated Oil & Gas - 1.7%
   1,420     BP Amoco Plc (A.D.R.)                        $   82,928
  10,227     ChevronTexaco Corp.                             537,020
   2,319     ConocoPhillips                                  201,359
   9,955     Exxon Mobil Corp.                               510,293
   3,236     Occidental Petroleum Corp.                      188,853
                                                          ----------
                                                          $1,520,453
                                                          ----------
             Oil & Gas Drilling - 0.0%
     676     Schlumberger, Ltd.                           $   45,258
                                                          ----------
             Oil & Gas Exploration & Production - 0.3%
   1,659     Apache Corp.                                 $   83,896
   4,763     Pioneer Natural Resources Co.                   167,181
                                                          ----------
                                                          $  251,077
                                                          ----------
             Total Energy                                 $1,816,788
                                                          ----------
             Materials - 1.6%
             Aluminum - 0.2%
   4,612     Alcoa, Inc.                                  $  144,909
                                                          ----------
             Commodity Chemicals - 0.2%
   1,674     Air Products & Chemicals, Inc.               $   97,042
   3,194     E.I. du Pont de Nemours and Co.                 156,666
                                                          ----------
                                                          $  253,708
                                                          ----------
             Diversified Chemical - 0.1%
   1,417     PPG Industries, Inc.                         $   96,583
                                                          ----------
             Diversified Metals & Mining - 0.9%
   1,712     BHP Billiton, Ltd. (A.D.R.)                  $   41,122
   2,465     Inco, Ltd.*                                      90,663
   2,730     Phelps Dodge Corp.                              270,052
   3,381     Rio Tinto Plc (A.D.R.)                          403,049
                                                          ----------
                                                          $  804,886
                                                          ----------
             Paper Products - 0.1%
   3,654     Meadwestvaco Corp.                           $  123,834
                                                          ----------
             Precious Metals & Minerals - 0.0%
     767     Newmont Mining Corp.                         $   34,062
                                                          ----------


12    The accompanying notes are an integral part of these financial statements.

Pioneer Protected Principal Plus Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Shares                                                       Value
             Specialty Chemicals - 0.1%
   2,733     Ecolab, Inc.                               $   96,010
                                                        ----------
             Total Materials                            $1,553,992
                                                        ----------
             Capital Goods - 1.9%
             Aerospace & Defense - 0.4%
   3,449     General Dynamics Corp.                     $  360,765
                                                        ----------
             Electrical Component & Equipment - 0.1%
   1,562     Emerson Electric Co.                       $  109,496
                                                        ----------
             Industrial Conglomerates - 0.7%
   1,653     Illinois Tool Works, Inc.                  $  153,200
   3,977     Johnson Controls, Inc.                        252,301
   2,616     United Technologies Corp.                     270,364
                                                        ----------
                                                        $  675,865
                                                        ----------
             Industrial Machinery - 0.7%
   2,744     Caterpillar, Inc.                          $  267,567
   4,471     Deere & Co.                                   332,642
                                                        ----------
                                                        $  600,209
                                                        ----------
             Total Capital Goods                        $1,746,335
                                                        ----------
             Commercial Services & Supplies - 0.2%
             Office Services & Supplies - 0.2%
   4,396     Canon, Inc. (A.D.R.)                       $  238,527
                                                        ----------
             Total Commercial Services & Supplies       $  238,527
                                                        ----------
             Transportation - 1.1%
             Airlines - 0.2%
  12,335     Southwest Airlines Co.                     $  200,814
                                                        ----------
             Railroads - 0.8%
   3,723     Burlington Northern, Inc.                  $  176,135
  14,011     Norfolk Southern Corp.                        507,058
                                                        ----------
                                                        $  683,193
                                                        ----------
             Trucking - 0.1%
   1,483     United Parcel Service                      $  126,737
                                                        ----------
             Total Transportation                       $1,010,744
                                                        ----------


The accompanying notes are an integral part of these financial statements.   13

Pioneer Protected Principal Plus Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/04                                     (continued)
--------------------------------------------------------------------------------

Shares                                                          Value
             Automobiles & Components - 0.7%
             Automobile Manufacturers - 0.7%
  17,036     Ford Motor Corp.                              $  249,407
   4,358     PACCAR, Inc.                                     350,732
                                                           ----------
                                                           $  600,139
                                                           ----------
             Total Automobiles & Components                $  600,139
                                                           ----------
             Consumer Durables & Apparel - 0.1%
             Apparel, Accessories & Luxury Goods - 0.1%
   4,591     Gap, Inc.                                     $   96,962
                                                           ----------
             Total Consumer Durables & Apparel             $   96,962
                                                           ----------
             Media - 1.7%
             Advertising - 0.3%
   3,032     Omnicom Group                                 $  255,658
                                                           ----------
             Movies & Entertainment - 0.1%
   3,768     The Walt Disney Co.                           $  104,750
                                                           ----------
             Publishing - 1.3%
   3,497     Gannett Co.                                   $  285,705
   1,361     John Wiley & Sons, Inc.                           47,417
   5,593     McGraw-Hill Co., Inc.                            511,983
  12,641     Reed Elsevier NV (A.D.R.)                        346,995
                                                           ----------
                                                           $1,192,100
                                                           ----------
             Total Media                                   $1,552,508
                                                           ----------
             Retailing - 1.2%
             Apparel Retail - 0.1%
   1,749     Liz Claiborne, Inc.                           $   73,825
                                                           ----------
             Computer & Electronics Retail - 0.0%
     940     GameStop Corp. (Class B)*                     $   21,065
                                                           ----------
             Department Stores - 0.2%
   5,989     May Department Stores Co.                     $  176,077
     851     Nordstrom, Inc.                                   39,767
                                                           ----------
                                                           $  215,844
                                                           ----------
             General Merchandise Stores - 0.6%
   2,184     Family Dollar Stores, Inc.                    $   68,206
   9,445     Target Corp.                                     490,479
                                                           ----------
                                                           $  558,685
                                                           ----------


14    The accompanying notes are an integral part of these financial statements.

Pioneer Protected Principal Plus Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Shares                                                    Value
             Home Improvement Retail - 0.2%
  3,428      Lowe's Companies, Inc.                  $  197,419
                                                     ----------
             Specialty Stores - 0.1%
  2,213      Barnes & Noble, Inc.*                   $   71,414
                                                     ----------
             Total Retailing                         $1,138,252
                                                     ----------
             Food & Drug Retailing - 0.8%
             Drug Retail - 0.4%
  9,892      Walgreen Co.                            $  379,556
                                                     ----------
             Food Distributors - 0.4%
  1,777      Cardinal Health, Inc.                   $  103,333
  5,972      Sysco Corp.                                227,951
                                                     ----------
                                                     $  331,284
                                                     ----------
             Total Food & Drug Retailing             $  710,840
                                                     ----------
             Food, Beverage & Tobacco - 1.2%
             Packaged Foods & Meats - 1.0%
  6,046      Campbell Soup Co.                       $  180,715
  3,248      General Mills, Inc.                        161,458
  5,246      H.J. Heinz Co., Inc.                       204,542
  3,763      Hershey Foods Corp.                        208,997
  5,637      Sara Lee Corp.                             136,077
                                                     ----------
                                                     $  891,789
                                                     ----------
             Soft Drinks - 0.2%
  4,698      PepsiCo, Inc.                           $  245,236
                                                     ----------
             Total Food, Beverage & Tobacco          $1,137,025
                                                     ----------
             Household & Personal Products - 0.8%
             Household Products - 0.8%
  1,076      Clorox Co.                              $   63,409
  4,700      Colgate-Palmolive Co.                      240,452
  1,410      Estee Lauder Co.                            64,536
  6,318      Procter & Gamble Co.                       347,995
                                                     ----------
                                                     $  716,392
                                                     ----------
             Total Household & Personal Products     $  716,392
                                                     ----------


The accompanying notes are an integral part of these financial statements.   15

Pioneer Protected Principal Plus Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/04                                     (continued)
--------------------------------------------------------------------------------

Shares                                                       Value
             Health Care Equipment & Services - 1.4%
             Health Care Distributors - 0.7%
   4,026     Abbott Laboratories                        $  187,813
   6,664     Johnson & Johnson Co.                         422,631
                                                        ----------
                                                        $  610,444
                                                        ----------
             Health Care Equipment - 0.6%
   5,238     Becton, Dickinson & Co.                    $  297,518
   2,156     Guidant Corp.                                 155,448
   1,312     Stryker Corp.                                  63,304
                                                        ----------
                                                        $  516,270
                                                        ----------
             Managed Health Care - 0.1%
   1,607     United Healthcare Group, Inc.              $  141,464
                                                        ----------
             Total Health Care Equipment & Services     $1,268,178
                                                        ----------
             Pharmaceuticals & Biotechnology - 1.4%
             Pharmaceuticals - 1.4%
   3,880     Barr Laboratorie, Inc.                     $  176,695
   3,234     Eli Lilly & Co.                               183,530
   4,076     Merck & Co., Inc.                             131,003
   7,079     Mylan Laboratories, Inc.                      125,157
   4,091     Novartis AG (A.D.R.)                          206,759
   2,300     Pfizer, Inc.                                   61,847
   1,371     Roche Holdings AG (A.D.R.)                    159,207
  13,351     Schering-Plough Corp.                         278,769
                                                        ----------
                                                        $1,322,967
                                                        ----------
             Total Pharmaceuticals & Biotechnology      $1,322,967
                                                        ----------
             Banks - 1.8%
             Diversified Banks - 0.6%
   6,882     U.S. Bancorp                               $  215,544
   2,711     Wachovia Corp.                                142,599
   2,996     Wells Fargo & Co.                             186,201
                                                        ----------
                                                        $  544,344
                                                        ----------


16    The accompanying notes are an integral part of these financial statements.

Pioneer Protected Principal Plus Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Shares                                                       Value
             Regional Banks - 0.9%
   2,558     First Horizon National Corp.               $  110,275
   9,892     National City Corp.                           371,445
   3,898     SunTrust Banks, Inc.                          287,984
   1,500     Zions Bancorporation                          102,045
                                                        ----------
                                                        $  871,749
                                                        ----------
             Thrifts & Mortgage Finance - 0.3%
   5,453     Washington Mutual, Inc.                    $  230,553
                                                        ----------
             Total Banks                                $1,646,646
                                                        ----------
             Diversified Financials - 1.5%
             Asset Management & Custody Banks - 1.0%
   3,497     Federated Investors, Inc.                  $  106,309
   5,549     State Street Corp.                            272,567
   4,204     The Bank of New York Co., Inc.                140,498
   7,348     T. Rowe Price Associates, Inc.                457,046
                                                        ----------
                                                        $  976,420
                                                        ----------
             Consumer Finance - 0.2%
   3,197     American Express Co.                       $  180,215
                                                        ----------
             Investment Banking & Brokerage - 0.3%
   4,230     Merrill Lynch & Co., Inc.                  $  252,827
                                                        ----------
             Total Diversified Financials               $1,409,462
                                                        ----------
             Insurance - 0.7%
             Multi-Line Insurance - 0.2%
   3,091     American International Group, Inc.         $  202,986
                                                        ----------
             Property & Casualty Insurance - 0.5%
   3,952     Chubb Corp.                                $  303,909
   2,602     Safeco Corp.                                  135,928
                                                        ----------
                                                        $  439,837
                                                        ----------
             Total Insurance                            $  642,823
                                                        ----------
             Software & Services - 1.3%
             Application Software - 0.7%
   3,157     Adobe Systems, Inc.                        $  198,070
  10,975     Microsoft Corp.                               293,142
   4,283     Symantec Corp.*                               110,330
                                                        ----------
                                                        $  601,542
                                                        ----------


The accompanying notes are an integral part of these financial statements.   17

Pioneer Protected Principal Plus Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/04                                   (continued)
--------------------------------------------------------------------------------

Shares                                                            Value
             Data Processing & Outsourced Services - 0.6%
   3,525     Automatic Data Processing, Inc.                 $  156,334
   2,731     Computer Sciences Corp.*                           153,946
   1,898     DST Systems, Inc.*                                  98,924
   2,012     Fiserv, Inc.*                                       80,862
   2,740     SunGard Data Systems, Inc.*                         77,624
                                                             ----------
                                                             $  567,690
                                                             ----------
             Total Software & Services                       $1,169,232
                                                             ----------
             Technology Hardware & Equipment - 1.4%
             Communications Equipment - 0.5%
  15,545     Motorola, Inc.                                  $  267,374
  12,657     Nokia Corp. (A.D.R.)                               198,335
                                                             ----------
                                                             $  465,709
                                                             ----------
             Computer Hardware - 0.9%
   5,810     Dell, Inc.*                                     $  244,833
   1,883     Diebold, Inc.                                      104,940
   5,040     Hewlett-Packard Co.                                105,689
   2,147     IBM Corp.                                          211,651
  28,627     Sun Microsystems, Inc.*                            154,013
                                                             ----------
                                                             $  821,126
                                                             ----------
             Total Technology Hardware & Equipment           $1,286,835
                                                             ----------
             Semiconductors - 0.8%
             Semiconductor Equipment - 0.2%
  10,724     Applied Materials, Inc.*                        $  183,380
                                                             ----------
             Semiconductors - 0.6%
   1,716     Freescale Semico Inc.*                          $   31,506
  11,231     Intel Corp.                                        262,693
  10,046     Texas Instruments, Inc.                            247,333
                                                             ----------
                                                             $  541,532
                                                             ----------
             Total Semiconductors                            $  724,912
                                                             ----------


18    The accompanying notes are an integral part of these financial statements.

Pioneer Protected Principal Plus Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Shares                                                             Value
             Telecommunication Services - 0.9%
             Integrated Telecommunication Services - 0.9%
   1,674     Alltel Corp.                                    $    98,364
  10,571     BellSouth Corp.                                     293,768
  15,902     SBC Communications, Inc.                            409,795
                                                             -----------
                                                             $   801,927
                                                             -----------
             Wireless Telecommunication Services - 0.0%
   1,190     Nextel Communications, Inc.*                    $    35,700
                                                             -----------
             Total Telecommunication Services                $   837,627
                                                             -----------
             Utilities - 0.5%
             Electric Utilities - 0.4%
   2,415     American Electric Power Co., Inc.               $    82,931
   2,650     Consolidated Edison, Inc.                           115,938
   4,161     Southern Co.                                        139,477
                                                             -----------
                                                             $   338,346
                                                             -----------
             Gas Utilities - 0.1%
   2,102     KeySpan Energy Corp.                            $    82,924
                                                             -----------
             Water Utilities - 0.0%
   1,483     Aqua America, Inc.                              $    36,467
                                                             -----------
             Total Utilities                                 $   457,737
                                                             -----------
             TOTAL COMMON STOCKS
             (Cost $21,254,486)                              $23,084,923
                                                             ===========

   Principal
   Amount
                 U.S. GOVERNMENT OBLIGATION - 75.0%
$82,900,000      U.S. Treasury Strip, Zero Coupon Bond, 11/15/09      $69,138,268
                                                                      -----------
                 TOTAL U.S. GOVERNMENT OBLIGATION
                 (Cost $68,741,855)                                   $69,138,268
                                                                      -----------
                 TOTAL INVESTMENTS IN SECURITIES - 100.0%
                 (Cost $89,996,341)(a)                                $92,223,191
                                                                      -----------
                 OTHER ASSETS AND LIABILITIES - (0.0)%                $   (24,039)
                                                                      -----------
                 TOTAL NET ASSETS - 100.0%                            $92,199,152
                                                                      ===========


The accompanying notes are an integral part of these financial statements.   19

Pioneer Protected Principal Plus Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/04                                     (continued)
--------------------------------------------------------------------------------

(A.D.R.) American Depositary Receipt
*        Non-income producing security
(a) (a) At December 31, 2004, the net unrealized gain on investments based on cost for federal income tax purposes of $90,629,737 was as follows:

         Aggregate gross unrealized gain for all investments in which
         there is an excess of value over tax cost                                $1,989,207

         Aggregate gross unrealized loss for all investments in which
         there is an excess of tax cost over value                                  (395,753)
                                                                                  ----------
         Net unrealized gain                                                      $1,593,454
                                                                                  ==========

Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 2004 aggregated $42,174,306 and $86,804,863, respectively.


20    The accompanying notes are an integral part of these financial statements.

Pioneer Protected Principal Plus Fund
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 12/31/04
--------------------------------------------------------------------------------

ASSETS:
  Investment in securities, at value (cost $89,996,341)     $92,223,191
  Cash                                                          484,566
  Receivables -
     Dividends and interest                                      34,766
  Other                                                           5,195
                                                            -----------
       Total assets                                         $92,747,718
                                                            -----------
LIABILITIES:
  Payables -
     Fund shares repurchased                                $   288,562
  Due to affiliates                                             138,418
  Accrued expenses                                               52,833
  Financial warranty fee                                         68,753
                                                            -----------
       Total liabilities                                    $   548,566
                                                            -----------
NET ASSETS:
  Paid-in capital                                           $89,520,636
  Accumulated net realized gain on investments                  451,666
  Net unrealized gain on investments                          2,226,850
                                                            -----------
       Total net assets                                     $92,199,152
                                                            ===========
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $31,045,420/3,074,166 shares)           $     10.10
                                                            ===========
  Class B (based on $46,453,842/4,595,936 shares)           $     10.11
                                                            ===========
  Class C (based on $14,699,890/1,449,299 shares)           $     10.14
                                                            ===========
MAXIMUM OFFERING PRICE:
  Class A ($10.10 [divided by] 94.25%)                      $     10.72
                                                            ===========


The accompanying notes are an integral part of these financial statements.   21

Pioneer Protected Principal Plus Fund
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Year Ended 12/31/04

INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $1,728)     $  484,973
  Interest                                                 3,248,032
                                                          ----------
       Total investment income                                          $ 3,733,005
                                                                        -----------
EXPENSES:
  Financial warranty fee                                  $  929,301
  Management fees                                            765,061
  Transfer agent fees and expenses
     Class A                                                  64,258
     Class B                                                  79,029
     Class C                                                  31,885
  Distribution fees
     Class A                                                  92,155
     Class B                                                 532,487
     Class C                                                 191,836
  Administrative reimbursements                               22,597
  Custodian fees                                              28,159
  Professional fees                                           29,806
  Printing expense                                            16,480
  Fees and expenses of nonaffiliated trustees                  5,086
  Miscellaneous                                                2,735
                                                          ----------
       Total expenses                                                   $ 2,790,875
       Less fees paid indirectly                                             (1,590)
                                                                        -----------
       Net expenses                                                     $ 2,789,285
                                                                        -----------
         Net investment income                                          $   943,720
                                                                        -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain on investments                                      $ 6,211,800
                                                                        -----------
  Change in net unrealized loss on investments                          $(4,976,922)
                                                                        -----------
  Net gain on investments                                               $ 1,234,878
                                                                        -----------
  Net increase in net assets resulting from operations                  $ 2,178,598
                                                                        ===========


22    The accompanying notes are an integral part of these financial statements.

Pioneer Protected Principal Plus Fund
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Years Ended 12/31/04 and 12/31/03, respectively

                                                            Year Ended          Year Ended
                                                             12/31/04            12/31/03
FROM OPERATIONS:
Net investment income                                      $    943,720        $  1,465,970
Net realized gain (loss) on investments                       6,211,800          (3,620,220)
Change in net unrealized gain (loss) on investments          (4,976,922)          5,826,255
                                                           ------------        ------------
  Net increase in net assets resulting from operations     $  2,178,598        $  3,672,005
                                                           ------------        ------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
  Class A ($0.16 and $0.18 per share, respectively)        $   (493,153)       $   (809,940)
  Class B ($0.08 and $0.10 per share, respectively)            (362,163)           (593,126)
  Class C ($0.06 and $0.08 per share, respectively)             (90,484)           (199,083)
Net realized gain:
  Class A ($.22 and $0.001 per share, respectively)        $   (682,367)       $     (5,737)
  Class B ($.22 and $0.001 per share, respectively)          (1,028,997)             (7,368)
  Class C ($.22 and $0.001 per share, respectively)            (343,500)             (3,297)
                                                           ------------        ------------
     Total distributions to shareowners                    $ (3,000,664)       $ (1,618,551)
                                                           ------------        ------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                           $    117,022        $    331,283
Reinvestment of distributions                                 2,853,191           1,225,612
Cost of shares repurchased                                  (41,925,822)        (34,766,768)
                                                           ------------        ------------
  Net decrease in net assets resulting from Fund
     share transactions                                    $(38,955,609)       $(33,209,873)
                                                           ------------        ------------
  Net decrease in net assets                               $(39,777,675)       $(31,156,419)
                                                           ------------        ------------
NET ASSETS:
Beginning of year                                           131,976,827         163,133,246
                                                           ------------        ------------
End of year (including undistributed net investment
  loss of $0 and $0 respectively)
                                                           $ 92,199,152        $131,976,827
                                                           ============        ============


The accompanying notes are an integral part of these financial statements.   23

Pioneer Protected Principal Plus Fund
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS                                  (continued)
--------------------------------------------------------------------------------
For the Years Ended 12/31/04 and 12/31/03, respectively

                                     '04 Shares        '04 Amount     '03 Shares        '03 Amount
CLASS A
Shares sold                              11,651     $    117,022              --               --
Reinvestment of distributions           111,405        1,130,475          66,373          675,714
Less shares repurchased              (1,524,716)     (15,658,116)     (1,657,155)     (16,830,644)
                                     ----------     ------------      ----------      -----------
  Net decrease                       (1,401,660)    $(14,410,619)     (1,590,782)    $(16,154,930)
                                     ==========     ============      ==========     ============

CLASS B
Shares sold                                  --     $         --          30,137     $    303,885
Reinvestment of distributions           129,221        1,307,438          40,172          408,951
Less shares repurchased              (1,524,166)     (15,578,340)       (825,867)      (8,365,853)
                                     ----------     ------------      ----------     ------------
  Net decrease                       (1,394,945)    $(14,270,902)       (755,558)    $ (7,653,017)
                                     ==========     ============      ==========     ============

CLASS C
Shares sold                                  --     $         --           2,648     $     27,398
Reinvestment of distributions            40,935          415,278          13,819          140,947
Less shares repurchased              (1,044,421)     (10,689,366)       (941,970)      (9,570,271)
                                     ----------     ------------      ----------     ------------
  Net decrease                       (1,003,486)    $(10,274,088)       (925,503)    $ (9,401,926)
                                     ==========     ============      ==========     ============


24    The accompanying notes are an integral part of these financial statements.

Pioneer Protected Principal Plus Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                    Year             Year            11/1/02(a)
                                                   Ended             Ended               to
                                                  12/31/04         12/31/03           12/31/02
CLASS A
Net asset value, beginning of period              $ 10.21          $10.075            $10.000
                                                  -------          -------            -------
Increase from investment operations:
  Net investment income                           $  0.16          $ 0.173            $ 0.003
  Net realized and unrealized gain
     on investments                                  0.11            0.145              0.081
                                                  -------          -------            -------
     Net increase from investment
       operations                                 $  0.27          $ 0.318            $ 0.084
Distributions to shareowners:
  Net investment income                             (0.16)          (0.178)            (0.009)
  Net realized gain                               $ (0.22)         $(0.001)(b)        $     -
                                                  -------          -------            -------
Net increase (decrease) in net asset value        $ (0.11)         $ 0.139            $ 0.075
                                                  -------          -------            -------
Net asset value, end of period                    $ 10.10          $10.214            $10.075
                                                  =======          =======            =======
Total return*                                        2.63%            3.08%              0.89%
Ratio of net expenses to average
  net assets+                                        2.07%            2.10%              1.56%**
Ratio of net investment income to average
  net assets+                                        1.35%            1.44%              0.41%**
Portfolio turnover rate                                39%              84%                12%
Net assets, end of period (in thousands)          $31,045          $45,700            $61,124
Ratios with reductions for fees paid
  indirectly:
  Net expenses                                       2.07%            2.10%              1.56%**
  Net investment income                              1.35%            1.44%              0.41%**

(a)  Class A shares were first publicly offered on November 1, 2002.
(b)  Amount rounds to less than one cent per share.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**   Annualized
+    Ratio with no reduction for fees paid indirectly.


The accompanying notes are an integral part of these financial statements.   25

Pioneer Protected Principal Plus Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                    Year             Year            11/1/02(a)
                                                   Ended            Ended                to
                                                  12/31/04         12/31/03           12/31/02
CLASS B
Net asset value, beginning of period              $ 10.21          $10.076            $10.000
                                                  -------          -------            -------
Increase (decrease) from investment
  operations:
  Net investment income (loss)                    $  0.07          $ 0.076            $(0.003)(b)
  Net realized and unrealized gain
     on investments                                  0.12            0.160              0.082
                                                  -------          -------            -------
     Net increase from investment
       operations                                 $  0.19          $ 0.236            $ 0.079
Distributions to shareowners:
  Net investment income                             (0.08)          (0.099)            (0.003)(b)
  Net realized gain                                 (0.22)          (0.001)(b)             --
                                                  -------          -------            -------
Net increase (decrease) in net asset value        $ (0.11)         $ 0.136            $ 0.076
                                                  -------          -------            -------
Net asset value, end of period                    $ 10.11          $10.212            $10.076
                                                  =======          =======            =======
Total return*                                        1.94%            2.29%              0.83%
Ratio of net expenses to average
  net assets+                                        2.80%            2.85%              2.30%**
Ratio of net investment income (loss)
  to average net assets+                             0.62%            0.69%             (0.31)%**
Portfolio turnover rate                                39%              84%                12%
Net assets, end of period (in thousands)          $46,454          $61,181            $67,974
Ratios with reductions for fees paid
  indirectly:
  Net expenses                                       2.80%            2.85%              2.30%**
  Net investment income (loss)                       0.62%            0.69%             (0.31)%**

(a)  Class B shares were first publicly offered on November 1, 2002.
(b)  Amount rounds to less than one cent per share.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**   Annualized
+    Ratio with no reduction for fees paid indirectly.


26    The accompanying notes are an integral part of these financial statements.

Pioneer Protected Principal Plus Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                   Year             Year             11/1/02(a)
                                                  Ended            Ended                 to
                                                 12/31/04         12/31/03            12/31/02
CLASS C
Net asset value, beginning of period              $ 10.23          $10.074            $10.000
                                                  -------          -------            -------
Increase (decrease) from investment
  operations:
  Net investment income (loss)                    $  0.08          $ 0.090            $(0.002)(b)
  Net realized and unrealized gain
     on investments                                  0.11            0.150              0.080
                                                  -------          -------            -------
     Net increase from investment
       operations                                 $  0.19          $ 0.240            $ 0.078
Distributions to shareowners:
  Net investment income                             (0.06)          (0.080)            (0.004)(b)
  Net realized gain                                 (0.22)          (0.001)(b)              -
                                                  -------          -------            -------
Net increase (decrease) in net asset value        $ (0.09)         $ 0.159            $ 0.074
                                                  -------          -------            -------
Net asset value, end of period                    $ 10.14          $10.233            $10.074
                                                  =======          =======            =======
Total return*                                        1.85%            2.40%              0.74%
Ratio of net expenses to average
  net assets+                                        2.81%            2.84%              2.34%**
Ratio of net investment income (loss)
  to average net assets+                             0.60%            0.70%             (0.27)%**
Portfolio turnover rate                                39%              84%                12%
Net assets, end of period (in thousands)          $14,700          $25,097            $34,036
Ratios with reductions for fees paid
  indirectly:
  Net expenses                                       2.81%            2.84%              2.34%**
  Net investment income (loss)                       0.60%            0.70%             (0.27)%**

(a)  Class C shares were first publicly offered on November 1, 2002.
(b)  Amount rounds to less than one cent per share.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**   Annualized
+    Ratio with no reduction for fees paid indirectly.


The accompanying notes are an integral part of these financial statements.   27

Pioneer Protected Principal Plus Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/04
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer Protected Principal Plus Fund (the Fund), organized as a Delaware statutory trust on October 2, 2001, is a diversified portfolio of Pioneer Protected Principal Trust, which is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 (the 1940 Act) as a open-end management investment company.

The life of the Fund is divided into three phases: an Offering Period (which ended on December 18, 2002), a Guarantee Period (from December 20, 2002 to December 21, 2009, (the "Maturity Date") and a Post-Guarantee Period, which begins on or about December 22, 2009. During the Guarantee Period, the Fund's investment objective is capital preservation in order to have a net asset value on the Maturity Date at least equal to the "Guaranteed Amount". Each shareowner's Guaranteed Amount will be equal to the initial amount invested (net of any initial sales charges) plus a minimum annual compounded return on such amount (2.0% on Class A Shares and 1.25% on Class B and C Shares), less any extraordinary expenses and any amounts that PIM is obligated to pay under the Financial Warranty Agreement (see Note 3) and fails to do so in a timely manner. In order to receive the Guaranteed Amount, shareowners must maintain their initial investment, not redeem any shares for seven years and reinvest all dividends and distributions. The Fund also seeks capital appreciation as a secondary objective during the Guarantee Period. During the Post-Guarantee Period, the Fund's investment objective will be long-term growth of capital. During the Guarantee Period, the Fund's net asset value may decline below the Guaranteed Amount.

The Fund offers three classes of shares - Class A, Class B and Class C shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and has equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees and has exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B and Class C shareowners, respectively.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the

Pioneer Protected Principal Plus Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting year. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A.  Security Valuation

    Security transactions are recorded as of trade date. The net asset value is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, debt securities are valued at prices supplied by independent pricing services, which consider such factors as Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Equity securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. The Fund also may use the fair value of a security including a non-U.S. security when the closing market price on the principal exchange where the security is traded no longer reflects the value of the security. As of December 31, 2004, there were no securities fair valued. Temporary cash investments are valued at amortized cost.

    Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. All discounts/premiums on debt securities are accreted/ amortized, on a yield to maturity basis into interest income for financial purposes. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis.

Pioneer Protected Principal Plus Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/04                               (continued)
--------------------------------------------------------------------------------

    Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.  Federal Income Taxes

    It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

    The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

    The tax character of distributions paid during the years ended December 31, 2004 and 2003, were as follows:

--------------------------------------------------------------------------------
                                                  2004             2003
--------------------------------------------------------------------------------
Distributions paid from:
Ordinary income                                   $  945,800       $1,618,551
Long-term capital gain                             2,054,864               --
                                                  ----------       ----------
Total                                             $3,000,664       $1,618,551
                                                  ==========       ==========
--------------------------------------------------------------------------------

    The following shows the components of distributable earnings on a federal income tax basis at December 31, 2004.

--------------------------------------------------------------------------------
                                                                   2004
--------------------------------------------------------------------------------
Undistributed ordinary income                                      $       --
Undistributed long term gain                                        1,085,062
Unrealized appreciation                                             1,593,454
                                                                   ----------
Total                                                              $2,678,516
                                                                   ==========
--------------------------------------------------------------------------------

Pioneer Protected Principal Plus Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

    The difference between book-basis and tax-basis unrealized appreciation is primarily attributable to the tax deferral of losses on wash sales.

    At December 31, 2004, the Fund has reclassified $2,080 to increase undistributed net investment income and $2,080 to decrease paid-in capital to reflect permanent book/tax differences. The reclassification has no impact on the net assets of the Fund and is designed to present the Fund's capital accounts on a tax basis.

C. Fund Shares

    The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredito Italiano S.p.A. (UniCredito Italiano) earned no underwriting commissions on the sale of Class A shares during the year ended December 31, 2004.

D. Class Allocations

    Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively (see Note 5). Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 4). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

    Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B and Class C shares can bear different transfer agent and distribution fees.

E. Securities Lending

    The Fund lends securities in its portfolio to certain broker-dealers or other institutional investors, with the Fund's custodian acting as

Pioneer Protected Principal Plus Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/04                               (continued)
--------------------------------------------------------------------------------

    the lending agent. When entering into a loan, the Fund receives collateral, which is maintained by the custodian and earns income in the form of negotiated lenders' fees. The Fund also continues to receive interest or payments in lieu of dividends on the securities loaned. Gain or loss on the fair value of the loaned securities that may occur during the term of the loan will be for the account of the Fund. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned. The amount of the collateral will be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Fund has the right under the lending agreements to recover the securities from the borrower on demand. The Fund invests cash collateral in the Securities Lending Investment Fund, which is managed by Brown Brothers Harriman & Co., the Fund's custodian.

2. Management Agreement
Pioneer Investment Management, Inc. (PIM), a wholly owned indirect subsidiary of UniCredito Italiano, manages the Fund's portfolio. The Fund pays PIM an annual fee during the Guarantee Period and the Post-Guarantee Period equal to 0.70% of the Fund's average daily net assets. If the Fund is required by the terms of the Financial Warranty Agreement (see Note 3) to invest solely in a portfolio of U.S. government securities and other debt securities or to invest all of the fund's assets in a defeasance portfolio consisting entirely of zero coupon U.S. government securities (and cash or cash equivalents to the extent necessary to meet redemption requests), PIM's fee will be reduced to 0.20% of average daily net assets. The fee is normally computed daily and paid monthly. PIM has contractually agreed not to impose all or a portion of its management fee and, if necessary to assume other operating expenses of the Fund to the extent necessary to limit fund expenses to 2.10%, 2.85% and 2.85% of the average daily net assets attributable to Class A, Class B and Class C shares, respectively.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At December 31, 2004, $59,867 was payable to PIM related to management fees, administrative fees and certain other services and is included in due to affiliates.

Pioneer Protected Principal Plus Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

3. Financial Warranty Agreement
The Fund has entered into a Financial Warranty Agreement (the "Financial Warranty") with Main Place Funding, LLC, to protect against the Fund having insufficient assets to redeem shares at the Guaranteed Amount on the Maturity Date. The value, if any of the Financial Warranty, to the Fund and/or its shareowners, is not determinable until the Maturity Date, as described in Note
1. The Fund, and not the Fund's shareowners, is the holder of the Financial Warranty, which will enable the Fund, assuming that the Fund complies with the conditions imposed under the Financial Warranty, and the Main Place Funding LLC does not default on its obligations, to pay redemption proceeds on the Maturity Date for the Guaranteed Amount discussed in Note 1. Main Place Funding, LLC will be required to fund the amount of any shortfall from the Guaranteed Amount on the Maturity Date (subject to the terms of the Financial Warranty), whether or not shareowners redeem their shares on the Maturity Date. The Fund's Board of Trustees and PIM will be able to amend the terms of the Financial Warranty at any time without shareowner approval, subject to the agreement of Main Place Funding, LLC. The Fund pays Main Place Funding, LLC an annual fee equal to 0.85% of the average daily net assets of the Fund during the Guarantee Period for providing the Financial Warranty. During the Guarantee Period, shareowners may request a free copy of the most recent quarterly report of Main Place Funding, LLC and its indirect parent, Bank of America Corporation.

4. Transfer Agent
PIMSS, a wholly owned indirect subsidiary of UniCredito Italiano, provides substantially all transfer agent and shareholder services to the Fund at negotiated rates. Included in due to affiliates is $17,106 in transfer agent fees payable to PIMSS at December 31, 2004.

5. Distribution Plans
The Fund adopted a Plan of Distribution for each class of shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class A shares in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily

Pioneer Protected Principal Plus Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/04                             (continued)
--------------------------------------------------------------------------------

net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $61,445 in distribution fees payable to PFD at December 31, 2004.

In addition, redemptions of each class of shares may be subject to a contingent deferred sales charge (CDSC). Effective February 1, 2004, a CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 18 months of purchase (12 months for shares purchased prior to February 1, 2004). Effective December 1, 2004, Class B shares that are redeemed within five years (six years for shares purchased before December 11, 2004) of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSCs are paid to PFD. For the year ended December 31, 2004, CDSCs in the amount of $445,362 were paid to PFD.

6. Expense Offsets
The Fund has entered into certain expense offset arrangements with PIMSS resulting in a reduction in the Fund's total expenses, due to interest earned on cash held by PIMSS. For the year ended December 31, 2004, expenses were reduced by $1,590 under such arrangements.

Pioneer Protected Principal Plus Fund
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees and Shareowners of Pioneer Protected Principal Plus Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer Protected Principal Plus Fund, one of the portfolios constituting the Pioneer Protected Principal Trust (the "Trust"), as of December 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated in the three years then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Protected Principal Plus Fund of the Pioneer Protected Principal Trust at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated in the three years then ended, in conformity with U.S. generally accepted accounting principles.

                                                  /s/ Ernst & Young LLP

Boston, Massachusetts
February 18, 2005

Pioneer Protected Principal Plus Fund
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Wilmer Cutler Pickering Hale and Dorr LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Trustees and Officers
The Fund's Board of Trustees provides broad supervision over the Fund's affairs. The officers of the Fund are responsible for the Fund's operations. The Fund's Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the Fund within the meaning of the Investment Company Act of 1940 are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 74 U.S. registered investment portfolios for which Pioneer Investment Management, Inc. ("Pioneer") serves as investment adviser (the "Pioneer Funds"). The address for all Interested Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Fund's statement of additional information provides more detailed information regarding the Fund's Trustees and is available upon request, without charge, by calling 1-800-225-6292.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerfunds.com and on the SEC's website at http://www.sec.gov.

Pioneer Protected Principal Plus Fund
--------------------------------------------------------------------------------
INTERESTED TRUSTEES
--------------------------------------------------------------------------------

                                                                                                                      Other
                                                                                                                      Directorships
                     Positions Held                                                                                   Held by this
Name and Age         With the Fund           Term of Office         Principal Occupation During Past Five Years       Trustee
John F. Cogan, Jr.   Chairman of the Board,  Serves until           Trustee and President Serves until retirement     Director of
(78)*                Trustee and President   successor trustee is   or removal; Deputy Chairman and a Director of     Harbor Global
                                             elected or earlier     Pioneer Global Asset Management S.p.A.            Company, Ltd.
                                             retirement or          ("PGAM"); Non-Executive Chairman and a
                                             removal                Director of Pioneer Investment Management USA
                                                                    Inc. ("PIM-USA"); Chairman and a Director of
                                                                    Pioneer; Director of Pioneer Alternative
                                                                    Investment Management Limited (Dublin);
                                                                    President and a Director of Pioneer Alternative
                                                                    Investment Management (Bermuda) Limited and
                                                                    affiliated funds; President and Director of
                                                                    Pioneer Funds Distributor, Inc. ("PFD");
                                                                    President of all of the Pioneer Funds; and Of
                                                                    Counsel (since 2000, partner prior to 2000),
                                                                    Wilmer Cutler Pickering Hale and Dorr LLP
                                                                    (counsel to PIM-USA and the Pioneer Funds)

*Mr. Cogan is an Interested Trustee because he is an officer or director of Pioneer and certain of its affiliates.
------------------------------------------------------------------------------------------------------------------------------------
Osbert M. Hood       Trustee and             Serves until           President and Chief Executive Officer, PIM-USA    None
(52)**               Executive Vice          successor trustee is   since May 2003 (Director since January 2001);
                     President               elected or earlier     President and Director of Pioneer since May
                                             retirement or          2003; Chairman and Director of Pioneer
                                             removal                Investment Management Shareholder Services,
                                                                    Inc. ("PIMSS") since May 2003; Executive Vice
                                                                    President of all of the Pioneer Funds since
                                                                    June 2003; Executive Vice President and Chief
                                                                    Operating Officer of PIM-USA, November 2000 to
                                                                    May 2003; Executive Vice President, Chief
                                                                    Financial Officer and Treasurer, John Hancock
                                                                    Advisers, L.L.C., Boston, MA, November 1999 to
                                                                    November 2000; Senior Vice President and Chief
                                                                    Financial Officer, John Hancock Advisers,
                                                                    L.L.C., April 1997 to November 1999

**Mr. Hood is an Interested Trustee because he is an officer or director of Pioneer and certain of its affiliates.
------------------------------------------------------------------------------------------------------------------------------------

Pioneer Protected Principal Plus Fund
--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

                                                                                                                Other
                                                                                                                Directorships
                     Positions Held                                                                             Held by this
Name and Age         With the Fund          Term of Office         Principal Occupation During Past Five Years  Trustee
David R. Bock**      Trustee since 2005.    Serves until           Senior Vice President and Chief              Director of The
(61)                                        successor trustee is   Financial Officer, I-trax, Inc.              Enterprise Social
3050 K. Street NW,                          elected or earlier     (publicly traded health care services        Investment Company
Washington, DC                              retirement or removal  company) (2001-present); Managing            (privately-held
20007                                                              Partner, Federal City Capital Advisors       affordable housing
                                                                   (boutique merchant bank) (1995-2000;         finance company);
                                                                   2002 to 2004); Executive Vice President      Director of New York
                                                                   and Chief Financial Officer, Pedestal        Mortgage Trust
                                                                   Inc. (internet-based mortgage trading        (publicly traded
                                                                   company) (2000-2002)                         mortgage REIT)

**Mr. Bock became a Trustee of the Fund on January 1, 2005.
------------------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (56)    Trustee since 2001.    Serves until           President, Bush International                Director of Brady
3509 Woodbine                               successor trustee      (international financial advisory firm)      Corporation
Street,                                     is elected or earlier                                               (industrial
Chevy Chase, MD                             retirement or removal                                               identification and
20815                                                                                                           specialty coated
                                                                                                                material products
                                                                                                                manufacturer),
                                                                                                                Millennium
                                                                                                                Chemicals, Inc.
                                                                                                                (commodity
                                                                                                                chemicals), Mortgage
                                                                                                                Guaranty Insurance
                                                                                                                Corporation, and
                                                                                                                R.J. Reynolds
                                                                                                                Tobacco Holdings,
                                                                                                                Inc. (tobacco)
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham Trustee since 2001.    Serves until           Founding Director, The Winthrop Group, Inc.  None
(57)                                        successor trustee      (consulting firm); Professor of Management,
1001 Sherbrooke                             is elected or earlier  Faculty of Management, McGill University
Street West,                                retirement or removal
Montreal, Quebec,
Canada
H3A 1G5

**Mr. Bock became a Trustee of the Fund on January 1, 2005.
------------------------------------------------------------------------------------------------------------------------

Pioneer Protected Principal Plus Fund
--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

                                                                                                                Other
                                                                                                                Directorships
                     Positions Held                                                                             Held by this
Name and Age         With the Fund          Term of Office         Principal Occupation During Past Five Years  Trustee
Marguerite A. Piret  Trustee since 2001.    Serves until           President and Chief Executive Officer,       Director of New
(56)                                        successor trustee      Newbury, Piret & Company, Inc. (investment   America High Income
One Boston Place,                           is elected or earlier  banking firm)                                Fund, Inc.
28th Floor,                                 retirement or removal                                               (closed-end
Boston, MA 02108                                                                                                investment company)
------------------------------------------------------------------------------------------------------------------------------------
Stephen K. West      Trustee since 2001.    Serves until           Senior Counsel, Sullivan & Cromwell (law     Director, The Swiss
(76)                                        successor trustee      firm)                                        Helvetia Fund, Inc.
125 Broad Street,                           is elected or earlier                                               (closed-end
New York, NY 10004                          retirement or removal                                               investment company)
                                                                                                                and AMVESCAP PLC
                                                                                                                (investment
                                                                                                                managers)
------------------------------------------------------------------------------------------------------------------------------------
John Winthrop (68)   Trustee since 2001.    Serves until           President, John Winthrop & Co., Inc.         None
One North Adgers                            successor trustee      (private investment firm)
Wharf,                                      is elected or earlier
Charleston, SC 29401                        retirement or removal

------------------------------------------------------------------------------------------------------------------------------------

Pioneer Protected Principal Plus Fund
--------------------------------------------------------------------------------
FUND OFFICERS
--------------------------------------------------------------------------------

                                                                                                                Other
                                                                                                                Directorships
                     Positions Held                                                                             Held by this
Name and Age         With the Fund          Term of Office         Principal Occupation During Past Five Years  Trustee
Dorothy E. Bourassa  Secretary              Serves at the          Secretary of PIM-USA; Senior Vice            None
(57)                                        discretion of          President- Legal of Pioneer; and
                                            the Board              Secretary/Clerk of most of PIM-USA's
                                                                   subsidiaries since October 2000;
                                                                   Secretary of all of the Pioneer Funds
                                                                   since September 2003 (Assistant
                                                                   Secretary from November 2000 to
                                                                   September 2003); and Senior Counsel,
                                                                   Assistant Vice President and Director of
                                                                   Compliance of PIM-USA from April 1998
                                                                   through October 2000
------------------------------------------------------------------------------------------------------------------------------------
Christopher J.       Assistant Secretary    Serves at the          Assistant Vice President and Senior          None
Kelley (40)                                 discretion of          Counsel of Pioneer since July 2002; Vice
                                            the Board              President and Senior Counsel of BISYS
                                                                   Fund Services, Inc. (April 2001 to June
                                                                   2002); Senior Vice President and Deputy
                                                                   General Counsel of Funds Distributor,
                                                                   Inc. (July 2000 to April 2001; Vice
                                                                   President and Associate General Counsel
                                                                   from July 1996 to July 2000); Assistant
                                                                   Secretary of all Pioneer Funds since
                                                                   September 2003
------------------------------------------------------------------------------------------------------------------------------------
David C. Phelan (47) Assistant Secretary    Serves at the          Partner, Wilmer Cutler Pickering Hale        None
                                            discretion of          and Dorr LLP; Assistant Secretary of all
                                            the Board              Pioneer Funds since September 2003
------------------------------------------------------------------------------------------------------------------------------------
Vincent Nave (59)    Treasurer              Serves at the          Vice President-Fund Accounting,              None
                                            discretion of          Administration and Custody Services of
                                            the Board              Pioneer; and Treasurer of all of the
                                                                   Pioneer Funds (Assistant Treasurer from
                                                                   June 1999 to November 2000)
------------------------------------------------------------------------------------------------------------------------------------

Pioneer Protected Principal Plus Fund
--------------------------------------------------------------------------------
FUND OFFICERS
--------------------------------------------------------------------------------

                                                                                                                Other
                                                                                                                Directorships
                     Positions Held                                                                             Held by this
Name and Age         With the Fund          Term of Office         Principal Occupation During Past Five Years  Trustee
Mark E. Bradley (45) Assistant Treasurer    Serves at the          Deputy Treasurer of Pioneer since 2004;      None
                                            discretion of          Treasurer and Senior Vice President, CDC
                                            the Board              IXIS Asset Management Services from 2002
                                                                   to 2003; Assistant Treasurer and Vice
                                                                   President, MFS Investment Management
                                                                   from 1997 to 2002; and Assistant
                                                                   Treasurer of all of the Pioneer Funds
                                                                   since November 2004
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti     Assistant Treasurer    Serves at the          Assistant Vice President-Fund                None
(39)                                        discretion of          Accounting, Administration and Custody
                                            the Board              Services of Pioneer; and Assistant
                                                                   Treasurer of all of the Pioneer Funds
                                                                   since November 2000
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (46)   Assistant Treasurer    Serves at the          Fund Accounting Manager-Fund Accounting,     None
                                            discretion of          Administration and Custody Services of
                                            the Board              Pioneer; and Assistant Treasurer of all
                                                                   of the Pioneer Funds since May 2002
------------------------------------------------------------------------------------------------------------------------------------
Katharine Kim        Assistant Treasurer    Serves at the          Fund Administration Manager-Fund             None
Sullivan (31)                               discretion of          Accounting, Administration and Custody
                                            the Board              Services since June 2003; Assistant Vice
                                                                   President-Mutual Fund Operations of
                                                                   State Street Corporation from June 2002
                                                                   to June 2003 (formerly Deutsche Bank
                                                                   Asset Management); Pioneer Fund
                                                                   Accounting, Administration and Custody
                                                                   Services (Fund Accounting Manager from
                                                                   August 1999 to May 2002, Fund Accounting
                                                                   Services Supervisor from 1997 to July
                                                                   1999); Assistant Treasurer of all
                                                                   Pioneer Funds since September 2003
------------------------------------------------------------------------------------------------------------------------------------

Pioneer Protected Principal Plus Fund
--------------------------------------------------------------------------------
FUND OFFICERS
--------------------------------------------------------------------------------

                                                                                                                Other
                                                                                                                Directorships
                     Positions Held                                                                             Held by this
Name and Age         With the Fund          Term of Office         Principal Occupation During Past Five Years  Trustee
Martin J. Wolin      Chief Compliance       Serves at the          Chief Compliance Officer of Pioneer          None
(37)                 Officer                discretion of          (Director of Compliance and Senior Counsel
                                            the Board              from  November 2000 to September 2004);
                                                                   Vice President and Associate General Counsel
                                                                   of UAM Fund Services, Inc. (mutual fund
                                                                   administration company) from February 1998
                                                                   to November 2000; and Chief Compliance
                                                                   Officer of all of the Pioneer Funds.
------------------------------------------------------------------------------------------------------------------------------------
The outstanding capital stock of PFD, Pioneer and PIMSS is indirectly wholly owned by UniCredito Italiano S.p.A. ("UniCredito
Italiano"), one of the largest banking groups in Italy. Pioneer, the fund's investment adviser, provides investment management and financial services to mutual funds, institutional and other clients.

--------------------------------------------------------------------------------
THE PIONEER FAMILY OF MUTUAL FUNDS
--------------------------------------------------------------------------------

Please consider a fund's investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other information about a fund and should be read carefully before you invest or send money. To obtain a prospectus and for other information on any Pioneer fund, contact your advisor, call 1-800-225-6292 or visit our web site at www.pioneerfunds.com.

U.S. Equity                                 Pioneer Ibbotson Growth
Pioneer Fund                                 Allocation Fund
Pioneer Balanced Fund                       Pioneer Ibbotson Aggressive
Pioneer Cullen Value Fund                    Allocation Fund
Pioneer Equity Income Fund
Pioneer Equity Opportunity Fund             International/Global Equity
Pioneer Growth Opportunities Fund           Pioneer Emerging Markets Fund
Pioneer Growth Shares                       Pioneer Europe Select Fund
Pioneer Mid Cap Growth Fund                 Pioneer Europe Fund
Pioneer Mid Cap Value Fund                  Pioneer International Equity Fund
Pioneer Oak Ridge Large Cap                 Pioneer International Value Fund
 Growth Fund
Pioneer Oak Ridge Small Cap                 Fixed Income
 Growth Fund                                Pioneer America Income Trust
Pioneer Papp America-Pacific                Pioneer Bond Fund
 Rim Fund                                   Pioneer California Tax Free
Pioneer Papp Small and Mid Cap               Income Fund
 Growth Fund                                Pioneer Global High Yield Fund
Pioneer Papp Stock Fund                     Pioneer High Yield Fund
 Pioneer Papp Strategic                     Pioneer Municipal Bond Fund
 Growth Fund                                Pioneer Short Term Income Fund
Pioneer Real Estate Shares                  Pioneer Strategic Income Fund
Pioneer Research Fund                       Pioneer Tax Free Income Fund
Pioneer Small Cap Value Fund
Pioneer Small Company Fund                  Money Market
Pioneer Value Fund                          Pioneer Cash Reserves Fund*
                                            Pioneer Tax Free Money
Asset Allocation                             Market Fund
Pioneer Ibbotson Moderate
 Allocation Fund


* An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

                           This page for your notes.

--------------------------------------------------------------------------------
HOW TO CONTACT PIONEER
--------------------------------------------------------------------------------

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:

Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Telecommunications Device for the Deaf (TDD)                      1-800-225-1997

Write to us:

PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our Internet e-mail address                        ask.pioneer@pioneerinvest.com
(for general questions about Pioneer only)


Visit our web site:                                         www.pioneerfunds.com


Please consider the Fund's investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other information about the Fund and should be read carefully before you invest or send money. To obtain a prospectus and for other information on any Pioneer fund, call 1-800-225-6292 or visit our web site www.pioneerfunds.com.

The Fund files a complete statement of investments with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


                                     PIONEER
                             -----------------------
                                    PROTECTED
                                 PRINCIPAL PLUS
                                     FUND II

                                     Annual
                                     Report

                                    12/31/04

                                     [LOGO]
                                     PIONEER
                                 Investments(R)

Table of Contents
--------------------------------------------------------------------------------

Letter to Shareowners                                        1
Portfolio Summary                                            2
Performance Update                                           3
Comparing Ongoing Fund Expenses                              6
Portfolio Management Discussion                              8
Schedule of Investments                                     12
Financial Statements                                        13
Notes to Financial Statements                               20
Report of Independent Registered Public Accounting Firm     27
Trustees, Officers and Service Providers                    28
The Pioneer Family of Mutual Funds                          35

Pioneer Protected Principal Plus Fund II

--------------------------------------------------------------------------------
LETTER TO SHAREOWNERS 12/31/04
--------------------------------------------------------------------------------

Dear Shareowner,
--------------------------------------------------------------------------------

After three calendar quarters of listless performance, U.S. equity markets improved strongly late in the year. Anxiety over energy prices, international tensions and the falling American dollar had held the markets back, but uneasiness about the presidential election was the principal source of investor hesitation. The election went smoothly, the result was decisive, and the ensuing rally pushed major indices into the black for the second year running. However, returns trailed 2003's levels. Small capitalization companies outperformed large-cap issues for the sixth consecutive year. Markets overseas were generally buoyant: commodity-rich nations saw surging demand for copper, iron ore, lumber and other materials, with much of their output destined to feed China's vast economic appetite.

Bond investors focused on longer-term issues. Reflecting the risk preference that favored small-cap stocks, high-yield bonds were the strongest performers, while higher quality issues, including U.S. Treasury issues, scored more modest gains. Municipal bond returns were generally favorable as well; economic growth spurred rising tax revenues, putting many issuers into surplus for the first time in years.

A measured pace of growth seems in store for the U.S. economy, which generated
2.2 million jobs after years of employment declines. By the end of September, the economy had tallied 12 positive quarters, and the nation's annualized growth rate stood at a respectable four percent. We believe this rate of expansion is enough to sustain growth without provoking the Federal Reserve Board into aggressive interest rate hikes aimed at calming inflation.

New investment choices

Pioneer Investment Management recently acquired twenty-two former Safeco mutual funds. After merging some Safeco offerings into existing Pioneer funds with similar goals and strategies, Pioneer now offers seven new products, including municipal bond funds and funds focused on growth. The transaction underscores Pioneer's growing presence in the ranks of major U.S. management firms and significantly broadens the investment options available to you. A conversation with your investment professional will help you understand how these new funds may enhance your portfolio diversification and fit in with your long-range goals.

Please consider a fund's investment objective, risks, charges and expenses carefully before investing. The prospectus contains this and other information about each fund and should be read carefully before you invest or send money. To obtain a prospectus and for other information on any Pioneer fund, contact your financial advisor, call 1-800-225-6292 or visit our web site at www.pioneerfunds.com.


Respectfully,

/s/ Osbert M. Hood

Osbert M. Hood
President
Pioneer Investment Management, Inc.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Pioneer Protected Principal Plus Fund II

--------------------------------------------------------------------------------
PORTFOLIO SUMMARY 12/31/04
--------------------------------------------------------------------------------

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING INFORMATION IS REPRESENTED BY A PIE CHART IN THE ANNUAL REPORT]

U.S. Government Obligations 78.0%
Pioneer Fund Shares 22.0%


Sector Distribution of Pioneer Fund
--------------------------------------------------------------------------------
(As a percentage of total equity investments)

[THE FOLLOWING INFORMATION IS REPRESENTED BY A PIE CHART IN THE ANNUAL REPORT]

Utilities 1.9%
Telecommunication Services 3.5%
Materials 6.8%
Energy 8.0%
Consumer Staples 10.6%
Health Care 11.3%
Financials 16.1%
Consumer Discretionary 14.6%
Information Technology 14.3%
Industrials 12.9%


10 Largest Holdings of Pioneer Fund
--------------------------------------------------------------------------------
(As a percentage of total equity portfolio)

  1.    Exxon Mobil Corp.         2.40%       6.     Johnson & Johnson Co.            1.82%
  2.    ChevronTexaco Corp.       2.34        7.     T. Rowe Price Associates, Inc.   1.81
  3.    Target Corp.              2.16        8.     John Wiley & Sons, Inc.          1.68
  4.    McGraw-Hill Co., Inc.     2.03        9.     Rio Tinto Plc (A.D.R)            1.63
  5.    Norfolk Southern Corp.    1.87       10.     SBC Communications, Inc.         1.60

This list excludes temporary cash and derivative instruments. Portfolio holdings will vary for other periods.

Pioneer Protected Principal Plus Fund II

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/04                                      CLASS A SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value per Share   12/31/04   12/31/03
                            $9.89      $9.68


Distributions per Share   Income      Short-Term      Long-Term
(1/1/04 - 12/31/04)       Dividends   Capital Gains   Capital Gains
                          $0.1115     $  -            $  -

Investment Returns
--------------------------------------------------------------------------------

The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Protected Principal Plus Fund II at public offering price, compared to that of the Standard & Poor's 500 Index and the Lehman Brothers Government Intermediate Bond Index.

Average Annual Total Returns
(As of December 31, 2004)

                  Net Asset     Public Offering
Period             Value          Price (POP)
Life-of-Fund
(3/3/03)           0.09%           -3.09%
1 Year             3.32            -2.61

Value of $10,000 Investment

[THE FOLLOWING INFORMATION IS REPRESENTED BY A MOUNTAIN CHART IN THE ANNUAL REPORT]


            Pioneer                      Lehman Brothers
           Protected                        Government
           Principal       S&P 500         Intermediate
 Date       Plus II          Index          Bond Index
  3/03      $9,000         $10,000           $10,000
 12/03       8,500          12,000            10,000
 12/04       9,441          14,730            10,371

Call 1-800-225-6292 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Standard & Poor's 500 Stock Index (the S&P 500) is a commonly used measure of the broad U.S. stock market. The Lehman Brothers Intermediate Government Bond Index measures the performance of the U.S. intermediate-term investment-grade bond market. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indexes are rebalanced monthly by market capitalization. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Indices.

Current performance may be lower due to market volatility. Fund returns will fluctuate, and investors who redeem shares or take dividends or distributions in cash prior to the end of the guarantee period will reduce their guaranteed amount. The guaranteed amount could be reduced if certain events occur, such as the insolvency of Ambac Assurance Corporation.

The Fund's expenses are higher than those of most other mutual funds. Its allocation of all or a significant portion of assets to U.S. government securities could cause underperformance relative to the general equity market. The Fund's primary objective of preserving principal may not be compatible with obtaining the same level of returns that could be achieved with greater allocation to equity securities. Your investment is subject to market risk after the Guarantee Period. Investors must redeem their shares on the Fund's maturity date to receive the guaranteed amount. Shares sold on dates other than maturity date will be sold at net asset value per share.

Pioneer Protected Principal Plus Fund II

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/04                                      CLASS B SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value per Share   12/31/04   12/31/03
                            $9.86      $9.64


Distributions per Share   Income      Short-Term      Long-Term
(1/1/04 - 12/31/04)       Dividends   Capital Gains   Capital Gains
                          $0.0317     $  -            $  -

Investment Returns
--------------------------------------------------------------------------------

The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Protected Principal Plus Fund II, compared to that of the Standard & Poor's 500 Index and the Lehman Brothers Government Intermediate Bond Index.

Average Annual Total Returns
(As of December 31, 2004)

                     If               If
Period              Held           Redeemed
Life-of-Fund
(3/3/03)          -0.59%           -2.78%
1 Year             2.61            -1.39

Value of $10,000 Investment

[THE FOLLOWING INFORMATION IS REPRESENTED BY A MOUNTAIN CHART IN THE ANNUAL REPORT]


           Pioneer                        Lehman Brothers
          Protected                        Government
          Principal        S&P 500         Intermediate
 Date       Plus II         Index           Bond Index
  3/03     $10,000         $10,000           $10,000
 12/03       9,000          12,000            10,000
 12/04       9,497          14,730            10,371

Call 1-800-225-6292 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If redeemed" returns reflect the deduction of applicable contingent deferred sales charge (CSDC). Effective December 1, 2004, the period during which a CDSC is applied to withdrawals was shortened to 5 years. The maximum CDSC for class B shares continues to be 4%. For more complete information, please see the prospectus for details. Note: Shares purchased prior to December 1, 2004 remain subject to the CDSC in effect at the time you purchased those shares. For performance information for shares purchased prior to December 1, 2004, please visit www.pioneerfunds.com/bshares. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information. The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Standard & Poor's 500 Stock Index (the S&P 500) is a commonly used measure of the broad U.S. stock market. The Lehman Brothers Intermediate Government Bond Index measures the performance of the U.S. intermediate-term investment-grade bond market. Total return comprises price appreciation/ depreciation and income as a percentage of the original investment. Indexes are rebalanced monthly by market capitalization. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Indices. Current performance may be lower due to market volatility. Fund returns will fluctuate, and investors who redeem shares or take dividends or distributions in cash prior to the end of the guarantee period will reduce their guaranteed amount. The guaranteed amount could be reduced if certain events occur, such as the insolvency of Ambac Assurance Corporation.

The Fund's expenses are higher than those of most other mutual funds. Its allocation of all or a significant portion of assets to U.S. government securities could cause underperformance relative to the general equity market. The Fund's primary objective of preserving principal may not be compatible with obtaining the same level of returns that could be achieved with greater allocation to equity securities. Your investment is subject to market risk after the Guarantee Period. Investors must redeem their shares on the Fund's maturity date to receive the guaranteed amount. Shares sold on dates other than maturity date will be sold at net asset value per share.

Pioneer Protected Principal Plus Fund II

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/04                                      CLASS C SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value per Share   12/31/04   12/31/03
                            $9.89      $9.65


Distributions per Share   Income      Short-Term      Long-Term
(1/1/04 - 12/31/04)       Dividends   Capital Gains   Capital Gains
                          $0.017      $  -            $  -

Investment Returns
--------------------------------------------------------------------------------

The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Protected Principal Plus Fund II, compared to that of the Standard & Poor's 500 Index and the Lehman Brothers Government Intermediate Bond Index.

Average Annual Total Returns
(As of December 31, 2004)

                     If               If
Period              Held           Redeemed
Life-of-Fund
(3/3/03)          -0.51%           -0.51%
1 Year             2.66            -2.66

Value of $10,000 Investment

[THE FOLLOWING INFORMATION IS REPRESENTED BY A MOUNTAIN CHART IN THE ANNUAL REPORT]


           Pioneer                        Lehman Brothers
          Protected                        Government
          Principal        S&P 500         Intermediate
 Date       Plus II         Index           Bond Index
  3/03     $10,000         $10,000           $10,000
 12/03       9,500          12,000            10,000
 12/04       9,907          14,730            10,371

Call 1-800-225-6292 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). The performance of Class C shares does not reflect the 1% front-end sales charge in effect prior to February 1, 2004. If you paid a 1% sales charge, your returns would be lower than those shown above. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Standard & Poor's 500 Stock Index (the S&P 500) is a commonly used measure of the broad U.S. stock market. The Lehman Brothers Intermediate Government Bond Index measures the performance of the U.S. intermediate-term investment-grade bond market. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indexes are rebalanced monthly by market capitalization. You cannot invest directly in the Indices.

Current performance may be lower due to market volatility. Fund returns will fluctuate, and investors who redeem shares or take dividends or distributions in cash prior to the end of the guarantee period will reduce their guaranteed amount. The guaranteed amount could be reduced if certain events occur, such as the insolvency of Ambac Assurance Corporation.

The Fund's expenses are higher than those of most other mutual funds. Its allocation of all or a significant portion of assets to U.S. government securities could cause underperformance relative to the general equity market. The Fund's primary objective of preserving principal may not be compatible with obtaining the same level of returns that could be achieved with greater allocation to equity securities. Your investment is subject to market risk after the Guarantee Period. Investors must redeem their shares on the Fund's maturity date to receive the guaranteed amount. Shares sold on dates other than maturity date will be sold at net asset value per share.

Pioneer Protected Principal Plus Fund II

--------------------------------------------------------------------------------
COMPARING ONGOING FUND EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.   Divide your account value by $1,000
     Example: an $8,600 account value [Divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Protected Principal Plus Fund II

Based on actual returns from July 1, 2004 through December 31, 2004

Share Class                            A              B             C
-------------------------------   ------------   ------------   -----------
Beginning Account Value           $1,000.00      $1,000.00      $1,000.00
On 7/1/04

Ending Account Value              $1,041.85      $1,038.98      $1,082.91
On 12/31/04

Expenses Paid During Period*      $    9.56      $   13.31      $   13.34

* Expenses are equal to the Fund's annualized expense ratio of 1.86%, 2.60% and 2.55%, for Class A, Class B and Class C shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Pioneer Protected Principal Plus Fund II

--------------------------------------------------------------------------------
Hypothetical Example for Comparison Purposes
--------------------------------------------------------------------------------

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads). Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Protected Principal Plus Fund II

Based on a hypothetical 5% per year return before expenses, reflecting the period from July 1, 2004 through December 31, 2004

Share Class                             A              B              C
-------------------------------   ------------   ------------   ------------
Beginning Account Value           $1,000.00      $1,000.00      $1,000.00
On 7/1/04

Ending Account Value              $1,015.79      $1,011.91      $1,012.32
On 12/31/04

Expenses Paid During Period*      $    9.44      $   13.13      $   12.89

* Expenses are equal to the Fund's annualized expense ratio of 1.86%, 2.60% and 2.55%, for Class A, Class B and Class C shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Pioneer Protected Principal Plus Fund II

PORTFOLIO MANAGEMENT DISCUSSION 12/31/04

While 2004 got off to a slow start, U.S. stocks finished the year relatively strong - in spite of ongoing geopolitical concerns, rising interest rates and a mixed corporate-profit picture. In the following interview, portfolio managers Walter Hunnewell and Richard Schlanger discuss the strategy of Pioneer Protected Principal Plus Fund II and the factors that influenced its performance over the 12 months ended December 31, 2004.

Q:   How did the Fund perform over the past 12 months?

A: Pioneer Protected Principal Plus Fund II had a total return of 3.32% at net asset value for the 12 months ended December 31, 2004. This performance compares to an 11.04% return for the Standard & Poor's 500 Index and a 2.33% return for the Lehman Government Intermediate Bond Index. In addition, the average return was 2.43% for the Lipper Balanced Target Maturity Fund category.

     The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Q:   What factors most affected Fund performance?

A: The Fund's performance must be viewed in the context of its investment objective and the strategy we use to meet it. The primary objective is capital preservation. A secondary objective is capital appreciation. These goals mean that the Fund's exposure to equities - even in a rising stock market - will be relatively smaller than in an all-equity strategy. We also should point out that, rather than purchasing stocks directly, the equity portion of the Fund generally purchases shares of Pioneer Fund, a large-company stock fund that invests across all sectors of the S&P 500.

     The Fund had about 22% of its assets in shares of Pioneer Fund at the end of the period. While the stock market began 2004 at a relatively slow pace, it ended the year on a stronger note as the corporate profit outlook improved and signs of an economic rebound began to appear. During the year, several stocks in the portfolio provided good returns for shareholders. For example, we had a larger exposure, compared to the Fund's equity benchmark, in industrial stocks. One of these was Norfolk Southern, a railroad

Pioneer Protected Principal Plus Fund II

     company that was able to handle increased shipping volumes without significant additions to its infrastructure or crews. Another company, Paccar, is a market leader in trucking and benefited from the growth of the North American trucking market as well as its expansion into Europe. The Fund also had a relatively high exposure to energy throughout the period. These stocks performed well earlier in the year as oil prices rose, but as oil prices declined later in the year, the Fund's energy holdings detracted from performance.

Q:   How would you describe the overall investment environment of the past year?

A: The year started slowly, particularly compared with the strong performance of 2003. In the early months of 2004, it became clear that both stock- and bond-market investors were focused on interest rates. This focus intensified in the spring when two months of employment reports showed the economy was beginning to create jobs in significant numbers. Partly as a result of those reports, intermediate-term interest rates rose sharply and their prices declined. During this period, the Federal Reserve Board kept its benchmark rate at a four-year low of 1% until June 30, when it initiated the first of five quarter-percentage-point increases that pushed the federal funds rate to 2.25% by the end of the year. As the bond market saw that the Fed was taking steps to manage inflation, intermediate and long-term interest rates began to decline and the prices of intermediate- and long-term bonds prices rose. The focus on interest rates, combined with an improving corporate profit outlook, was a major reason the stock market ended the year on a positive note.

Q:   Could you talk about sectors where you've invested?

A: In addition to its industrial and energy holdings, the Fund had a larger allocation, relative to the S&P 500, in the services sector, including publishing companies. For example, McGraw-Hill, with its Standard & Poor's financial information business and its educational publishing division, has performed well. We're optimistic about the outlook for both of those divisions of McGraw-Hill in the coming year. The Fund also benefited from some of its health care companies, including Becton-Dickinson and Biomet, two medical

Pioneer Protected Principal Plus Fund II

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/04                           (continued)
--------------------------------------------------------------------------------

     equipment companies. The Fund's consumer discretionary holdings, thanks to increasing consumer confidence and spending, also worked in its favor.

Q:   Have you changed the Fund's exposure to any industries?

A: The most significant move we've made is to reduce our technology exposure. We still have confidence in the long-term outlook for this industry. However, several of these stocks made impressive gains in 2003, which allowed us to take some profits and increase our exposure to other areas. For example, we have been steadily increasing the Fund's holdings in the materials sector, with the purchases of BHP Billiton and Inco, two metals resource companies that benefited from increased global demand for raw materials and rising commodity prices. The other notable change was a slight increase in the Fund's consumer discretionary holdings, represented by the addition of Gap, the clothing retailer, to the portfolio. Health care, along with our consumer discretionary and consumer staples holdings, contributed the most to our relative performance versus the S&P 500. Those sectors, which provide basic products and services that people use every day, are central to our strategy of building a high quality, blue-chip portfolio.

Q:   How do interest rates affect how you manage the Fund?

A: Interest rates are the driving force behind the allocation of the Fund. This means that, as interest rates fall, and bond prices rise, we have to invest more money into Treasury strips to meet our obligation to provide a minimum 2% annual return by the end of the Guarantee Period, which is June 4, 2010. However, even though intermediate-term interest rates fell slightly during the period, we did not have to invest more money in Treasury strips during the year. In fact, we were able to maintain the equity allocation at a little over 22% of assets. As it presently stands, the portfolio is positioned to benefit from an improving economy. While some additional money may be used to add new stocks, we would be more likely to spread it across the existing portfolio of high quality, value-oriented companies.

Pioneer Protected Principal Plus Fund II

Q:   What is your investment outlook?

A: The U.S. economy and the stock market made a remarkable recovery in 2003. While the stock market did not perform as well in 2004, the return of the S&P 500 was close to its historical average. Given that we believe the pieces are still in place for a continued economic recovery, we expect to see further gains - but continued volatility - in the stock market. In the fixed-income market, we expect intermediate-term interest rates to drift slightly higher over the coming year. The increases will be a reflection of a stronger economy, fiscal stimulus, a declining dollar and the likelihood that the Federal Reserve Board will continue raising short-term interest rates, though not at a pace that hurts the economy. However, as we noted, higher interest rates give us some flexibility gradually to increase the Fund's equity exposure.




Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Pioneer Protected Principal Plus Fund II

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/04
--------------------------------------------------------------------------------

Shares                                                                            Value
                    MUTUAL FUND - 22.0%
     575,083        Pioneer Fund Class Y+                               $ 24,245,488
                                                                        ------------
                    TOTAL MUTUAL FUND
                    (Cost $22,224,525)                                  $ 24,245,488
                                                                        ------------

Principal
Amount              U.S. GOVERNMENT OBLIGATION - 78.1%
$104,650,000        U.S. Treasury Strip, Zero Coupon Bond, 5/15/10      $ 85,913,568
                                                                        ------------
                    TOTAL U.S. GOVERNMENT OBLIGATION
                    (Cost $87,293,412)                                  $ 85,913,568
                                                                        ------------
                    TOTAL INVESTMENTS IN SECURITIES - 100.1%
                    (Cost $109,517,937) (a)                             $110,159,056
                                                                        ------------
                    OTHER ASSETS AND LIABILITIES - (0.1)%               $   (166,044)
                                                                        ------------
                    TOTAL NET ASSETS - 100.0%                           $109,993,012
                                                                        ============

+    Investment deemed to be an affiliate of the Fund.

(a) At December 31, 2004, the net unrealized loss on investments based on cost for federal income tax purposes of $113,503,002 was as follows:

     Aggregate gross unrealized
     gain for all investments in
     which there is an excess of value
     over tax cost                                   $  1,844,667

     Aggregate gross unrealized
     loss for all investments
     in which there is an excess
     of tax cost over value                            (5,188,613)
                                                     -------------
     Net unrealized loss                             $ (3,343,946)
                                                     =============

Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 2004 aggregated $56,538,957 and $98,277,473, respectively.

   The accompanying notes are an integral part of these financial statements.
12

Pioneer Protected Principal Plus Fund II

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 12/31/04
--------------------------------------------------------------------------------

ASSETS:
  Investment in securities of unaffiliated issuers
   (cost $87,293,412)                                     $ 85,913,568
  Investment in securities of affiliated issuers
   (cost $22,224,525)                                       24,245,488
                                                          ------------
  Total investments in securities at value
   (cost $109,517,937)                                    $110,159,056
  Cash                                                         503,004
  Other                                                          5,345
                                                          ------------
     Total assets                                         $110,667,405
                                                          ------------
LIABILITIES:
  Payables -
   Fund shares repurchased                                $    365,146
  Due to affiliates                                            151,426
  Accrued expenses                                              81,129
  Financial warranty fee                                        76,692
                                                          ------------
     Total liabilities                                    $    674,393
                                                          ------------
NET ASSETS:
  Paid-in capital                                         $112,904,929
  Accumulated net realized loss on investments              (3,553,036)
  Net unrealized gain on investments                           641,119
                                                          ------------
     Total net assets                                     $109,993,012
                                                          ------------
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $35,189,724/3,557,974 shares)         $       9.89
                                                          ============
  Class B (based on $55,714,326/5,653,337 shares)         $       9.86
                                                          ============
  Class C (based on $19,088,962/1,930,883 shares)         $       9.89
                                                          ============
MAXIMUM OFFERING PRICE:
  Class A ($9.89 [divided by] 94.25%)                     $      10.49
                                                          ============

   The accompanying notes are an integral part of these financial statements.
                                                                              13

Pioneer Protected Principal Plus Fund II

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Year Ended 12/31/04


INVESTMENT INCOME:
  Dividends from affiliated issuers                          $  293,061
  Interest                                                    3,316,172
                                                             ----------
     Total investment income                                               $3,609,233
                                                                           ----------
EXPENSES:
  Financial warranty fee                                     $1,016,342
  Management fees                                               682,963
  Transfer agent fees and expenses
   Class A                                                       76,150
   Class B                                                      129,733
   Class C                                                       32,404
  Distribution fees
   Class A                                                      102,804
   Class B                                                      608,600
   Class C                                                      250,221
  Administrative reimbursements                                  26,114
  Custodian fees                                                  8,689
  Professional fees                                              57,276
  Printing expense                                                2,736
  Fees and expenses of nonaffiliated trustees                     5,845
  Miscellaneous                                                   3,711
                                                             ----------
     Total expenses                                                        $3,003,588
     Less fees paid indirectly                                                 (1,986)
                                                                           ----------
     Net expenses                                                          $3,001,602
                                                                           ----------
       Net investment income                                               $  607,631
                                                                           ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized loss on investments from affiliated issuer                  $ (637,553)
  Net unrealized gain on investments                                        3,343,805
                                                                           ----------
   Net gain on investments                                                  2,706,252
                                                                           ----------
   Net increase in net assets resulting from operations                    $3,313,883
                                                                           ==========

   The accompanying notes are an integral part of these financial statements.
14

Pioneer Protected Principal Plus Fund II

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Year Ended 12/31/04 and for the Period from 3/3/03
(Commencement of Operations) to 12/31/03


                                                                                3/3/03(a)
                                                             Year Ended             to
                                                              12/31/04           12/31/03
FROM OPERATIONS:
Net investment income (loss)                              $    607,631       $    (62,055)
Net realized loss on investments                              (637,553)        (2,915,473)
Change in net unrealized gain (loss) on investments          3,343,805         (2,702,686)
                                                          ------------       -------------
  Net increase (decrease) in net assets resulting
   from operations                                        $  3,313,883       $ (5,680,214)
                                                          ------------       -------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
  Class A ($0.11 and $0.0149 per share, respectively)     $   (394,970)      $    (74,256)
  Class B ($0.03 and $0.0000 per share, respectively)         (179,522)                 -
  Class C ($0.02 and $0.0000 per share, respectively)          (33,149)                 -
                                                          ------------       -------------
   Total distributions to shareowners                     $   (607,641)      $    (74,256)
                                                          ------------       -------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                          $          -       $163,459,810
Reinvestment of distributions                                  569,416             66,613
Cost of shares repurchased                                 (38,513,076)       (12,541,553)
                                                          ------------       -------------
   Net increase (decrease) in net assets resulting
     from Fund share transactions                         $(37,943,660)      $150,984,870
                                                          ------------       -------------
   Net increase (decrease) in net assets                  $(35,237,418)      $145,230,400
NET ASSETS:
Beginning of year                                          145,230,430                 30
                                                          ------------       -------------
End of year (including undistributed net investment
  income of $0 and $0, respectively)                      $109,993,012       $145,230,430
                                                          ============       ============

(a) The Fund Commenced Operations on 3/3/03.

   The accompanying notes are an integral part of these financial statements.
                                                                              15

Pioneer Protected Principal Plus Fund II

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS                                 (continued)
--------------------------------------------------------------------------------
For the Year Ended 12/31/04 and the Period from 3/3/03
(Commencement of Operations) to 12/31/03


                                     '04 Shares        '04 Amount        '03 Shares      '03 Amount
CLASS A
Shares sold                                   -     $          -        5,410,773      $54,107,631
Reinvestment of distributions            36,824          364,190            6,881           66,613
Less shares repurchased              (1,402,600)     (13,746,559)        (493,904)      (4,704,866)
                                     ----------     ------------        ---------      ------------
  Net increase (decrease)            (1,365,776)    $(13,382,369)       4,923,750      $49,469,378
                                     ==========     ============        =========      ===========
CLASS B
Shares sold                                   -     $          -        7,396,714      $73,967,143
Reinvestment of distributions            17,518          173,084                -                -
Less shares repurchased              (1,327,798)     (12,906,832)        (433,097)      (4,128,739)
                                     ----------     ------------        ---------      ------------
  Net increase (decrease)            (1,310,280)    $(12,733,748)       6,963,617      $69,838,404
                                     ==========     ============        =========      ===========
CLASS C
Shares sold                                   -     $          -        3,538,503      $35,385,036
Reinvestment of distributions             3,250           32,142                -                -
Less shares repurchased              (1,221,749)     (11,859,685)        (389,121)      (3,707,948)
                                     ----------     ------------        ---------      ------------
  Net increase (decrease)            (1,218,499)    $(11,827,543)       3,149,382      $31,677,088
                                     ==========     ============        =========      ===========

   The accompanying notes are an integral part of these financial statements.
16

Pioneer Protected Principal Plus Fund II

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                3/3/03
                                                              Year Ended          to
                                                               12/31/04        12/31/03
CLASS A
Net asset value, beginning of period                           $  9.68        $ 10.00
                                                               -------        -------
Increase (decrease) from investment operations:
  Net investment income                                        $  0.11        $  0.03
  Net realized and unrealized gain (loss) on investments          0.21          (0.34)
                                                               -------        -------
   Net increase (decrease) from investment operations          $  0.32        $ (0.31)
Distributions to shareowners:
  Net investment income                                          (0.11)         (0.01)
                                                               -------        -------
Net increase (decrease) in net asset value                     $  0.21        $ (0.32)
                                                               -------        -------
Net asset value, end of period                                 $  9.89        $  9.68
                                                               =======        =======
Total return*                                                     3.32%         (3.05)%
Ratio of net expenses to average net assets+                      1.86%          1.97%**
Ratio of net investment income to average net assets+             0.99%          0.45%**
Portfolio turnover rate                                             44%            54%
Net assets, end of period (in thousands)                       $35,190        $47,669
Ratios with reductions for fees paid indirectly:
  Net expenses                                                    1.86%          1.97%**
  Net investment income                                           0.99%          0.45%**

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized

+    Ratio with no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.
                                                                              17

Pioneer Protected Principal Plus Fund II

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                     3/3/03
                                                                  Year Ended           to
                                                                   12/31/04         12/31/03
CLASS B
Net asset value, beginning of period                               $  9.64         $  10.00
                                                                   -------         --------
Increase (decrease) from investment operations:
  Net investment income (loss)                                     $  0.02         $  (0.02)
  Net realized and unrealized gain (loss) on investments              0.23            (0.34)
                                                                   -------         --------
   Net increase (decrease) from investment operations              $  0.25         $  (0.36)
                                                                   -------         --------
Distributions to shareowners:
  Net investment income                                              (0.03)               -
                                                                   -------         --------
Net increase (decrease) in net asset value                         $  0.22         $  (0.36)
                                                                   -------         --------
Net asset value, end of period                                     $  9.86         $   9.64
                                                                   =======         ========
Total return*                                                         2.61%           (3.60)%
Ratio of net expenses to average net assets+                          2.63%            2.75%**
Ratio of net investment income (loss) to average net assets+          0.21%           (0.35)%**
Portfolio turnover rate                                                 44%              54%
Net assets, end of period (in thousands)                           $55,714         $ 67,162
Ratios with reductions for fees paid indirectly:
  Net expenses                                                        2.63%            2.75%**
  Net investment income (loss)                                        0.21%           (0.35)%**

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized

+    Ratio with no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.
18

Pioneer Protected Principal Plus Fund II

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                     3/3/03
                                                                  Year Ended           to
                                                                   12/31/04         12/31/03
CLASS C
Net asset value, beginning of period                               $  9.65         $  10.00
                                                                   -------         --------
Increase (decrease) from investment operations:
  Net investment income (loss)                                     $  0.04         $  (0.02)
  Net realized and unrealized gain (loss) on investments              0.22            (0.33)
                                                                   -------         --------
   Net increase (decrease) from investment operations              $  0.26         $  (0.35)
                                                                   -------         --------
Distributions to shareowners:
  Net investment income                                              (0.02)               -
                                                                   -------         --------
Net increase (decrease) in net asset value                         $  0.24         $  (0.35)
                                                                   -------         --------
Net asset value, end of period                                     $  9.89         $   9.65
                                                                   =======         ========
Total return*                                                         2.66%           (3.50)%
Ratio of net expenses to average net assets+                          2.55%            2.63%**
Ratio of net investment income (loss) to average net assets+          0.28%           (0.23)%**
Portfolio turnover rate                                                 44%              54%
Net assets, end of period (in thousands)                           $19,089         $ 30,400
Ratios with reductions for fees paid indirectly:
  Net expenses                                                        2.55%            2.63%**
  Net investment income (loss)                                        0.28%**         (0.23)%**

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized

+    Ratio with no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.
                                                                              19

Pioneer Protected Principal Plus Fund II

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/04
--------------------------------------------------------------------------------

1.   Organization and Significant Accounting Policies

Pioneer Protected Principal Plus Fund II (the Fund) is a diversified portfolio of Pioneer Protected Principal Trust which was organized as a Delaware statutory trust on October 2, 2001, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 (the 1940 Act) as a open-end management investment company.

The life of the Fund is divided into three phases: an Offering Period (which ended on May 30, 2003), a Guarantee Period (from June 13, 2003 to June 4, 2010 (the "Maturity Date")), and a Post-Guarantee Period, which begins on or about June 5, 2010. During the Guarantee Period, the Fund's investment objective is capital preservation in order to have a net asset value on the Maturity Date at least equal to the "Guaranteed Amount". Each shareowner's Guaranteed Amount will be equal to the initial amount invested (net of any initial sales charges) plus a minimum cumulative increase on such amount (14.00% on Class A Shares and 8.75% on Class B and C Shares), less any extraordinary expenses. In order to receive the Guaranteed Amount, shareowners must maintain their initial investment, not redeem any shares for seven years and reinvest all dividends and distributions. The Fund also seeks capital appreciation as a secondary objective during the Guarantee Period. During the Post-Guarantee Period, the Fund's investment objective will be long-term growth of capital. During the Guarantee Period, the Fund's net asset value may decline below the guaranteed amount.

The Fund offers three classes of shares - Class A, Class B and Class C shares. Shares of Class A, Class B and Class C each represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees and have exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B and Class C shareowners, respectively.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income,

Pioneer Protected Principal Plus Fund II

expenses and gains and losses on investments during the reporting year. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A.   Security Valuation

     Security transactions are recorded as of trade date. The net asset value is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, debt securities are valued at prices supplied by independent pricing services, which consider such factors as Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Investments in other funds are valued at their net asset value as reported by the underlying funds. Equity securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. The Fund also may use the fair value of a security including a non-U.S. security when the closing market price on the principal exchange where the security is traded no longer reflects the value of the security. At December 31, 2004 there were no securities fair valued. Temporary cash investments are valued at amortized cost.

     Dividend income is recorded on the ex-dividend date. All discounts/ premiums on debt securities are accreted/amortized, on the yield to maturity basis, into interest income for financial reporting purposes. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis.

Pioneer Protected Principal Plus Fund II

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/04                             (continued)
--------------------------------------------------------------------------------

     Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.   Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

     The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

     The tax character of distributions paid during the years ended December 31, 2004 and December 31, 2003 were as follows:

--------------------------------------------------------------------------------
                                2004         2003
--------------------------------------------------------------------------------
  Distributions paid from:
   Ordinary income            $607,641      $74,256
   Long-term capital gain            -            -
                              --------      -------
                              $607,641      $74,256
   Return of capital                 -            -
                              --------      -------
  Total                       $607,641      $74,256
                              ========      =======

--------------------------------------------------------------------------------

     The following shows the components of distributable earnings on a federal income tax basis at December 31, 2004.

--------------------------------------------------------------------------------
                                                2004
--------------------------------------------------------------------------------
  Undistributed ordinary income           $         -
  Undistributed long-term gain                432,029
  Unrealized depreciation                  (3,343,946)
                                          -----------
  Total                                   $(2,911,917)
                                          ===========
--------------------------------------------------------------------------------

Pioneer Protected Principal Plus Fund II

     The difference between book-basis and tax-basis unrealized depreciation is attributable to the tax deferral of losses on wash sales.

     At December 31, 2004, the Fund has reclassified $10 to decrease distribution in excess of net investment income and $10 to decrease accumulated net realized gain on investments, to reflect permanent book/tax differences. The reclassification has no impact on the net assets of the Fund and is designed to present the Fund's capital accounts on a tax basis.

C.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredito Italiano S.p.A. (UniCredito Italiano) earned no underwriting commissions on the sale of Class A shares during the year ended December 31, 2004.

D.   Class Allocations

     Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively (see Note 5). Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 4). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

     Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B and Class C shares can bear different transfer agent and distribution fees.

2.   Management Agreement

Pioneer Investment Management, Inc. (PIM), a wholly owned indirect subsidiary of UniCredito Italiano, manages the Fund's portfolio. The Fund pays PIM an annual fee during the Guarantee Period and the

Pioneer Protected Principal Plus Fund II

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/04                             (continued)
--------------------------------------------------------------------------------

Post-Guarantee Period equal to 0.70% of the Fund's average daily net assets. If the Fund is required by the terms of the Financial Warranty Agreement (see Note
3) to invest solely in a portfolio of U.S. government securities and other debt securities or to invest all of the Fund's assets in a defeasance portfolio consisting entirely of zero coupon U.S. government securities (and cash or cash equivalents to the extent necessary to meet redemption requests), PIM's fee will be reduced to 0.20% of average daily net assets. PIM has contractually agreed not to impose all or a portion of its management fee and, if necessary to assume other operating expenses of the Fund to the extent necessary to limit Fund expenses to 2.05%, 2.80% and 2.80% of the average daily net assets attributable to Class A, Class B and Class C shares, respectively.

Pioneer has agreed to modify the expense limitation that would apply only in the event the Fund is required by the Financial Guarantee Agreement to invest exclusively in a defeasance portfolio. In that event, Pioneer would waive its entire management fee and limit the Fund's other expenses, on an annual basis, to 0.12% for Class A shares, 0.87% for Class B shares and 0.87% for Class C shares. This arrangement may be modified in the future to the extent the Fund's maximum permitted equity allocation under the Financial Guarantee Agreement after that modification exceeds 17.5%.

The Fund may invest in one or more affiliated mutual funds managed by PIM. PIM has contractually agreed to not impose its management fee equal to the amount of any management fees received indirectly by PIM as a result of the Fund's investment in another Pioneer mutual fund. In addition, PIM has agreed to reduce its management fee from 0.70% to 0.65% during such times when the Fund holds investments in an affiliated fund.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At December 31, 2004, $55,092 was payable to PIM related to management fees, administrative fees and certain other services and is included in due to affiliates.

3.   Financial Warranty Agreement

The Fund has obtained an insurance policy from and has entered into a Financial Guarantee Agreement with Ambac Assurance Corporation (together, the "Financial Guarantee"), to protect against the Fund having

Pioneer Protected Principal Plus Fund II

insufficient assets to meet its undertaking to redeem shares at the Guaranteed Amount on the Maturity Date. The value, if any, of the Financial Guarantee, to the Fund and/or its shareowners, is not determinable until the Maturity Date, as described in Note 1. The Fund, and not the Fund's shareowners, is the holder of the Financial Guarantee, which will enable the Fund, assuming that Ambac Assurance Corporation does not default on its obligations, to pay redemption proceeds on the Maturity Date for the Guaranteed Amount discussed in Note 1. Ambac Assurance Corporation will be required to fund the amount of any shortfall from the Guaranteed Amount on the Maturity Date, whether or not shareowners redeem their shares on the Maturity Date. If the Fund fails to comply with certain covenants in the Financial Guarantee Agreement, the Fund may be required to invest all of its assets in a defeasance portfolio as described in Note 2. The Fund's Board of Trustees and PIM will be able to amend the terms of the Financial Guarantee at any time without shareowner approval, subject to the agreement of Ambac Assurance Corporation. The Fund pays an annual fee equal to 0.80% of the average daily net assets of the Fund during the Guarantee Period for providing the Financial Guarantee. During the Guarantee Period, shareowners may request a free copy of the most recent quarterly report of Ambac Financial Group, Inc. of which Ambac Assurance Corporation is a wholly-owned subsidiary.

4.   Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredito Italiano, provides substantially all transfer agent and shareholder services to the Fund at negotiated rates. Included in due to affiliates is $21,816 in transfer agent fees payable to PIMSS at December 31, 2004.

5.   Distribution Plans

The Fund adopted a Plan of Distribution for each class of shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 under the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class A shares in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance

Pioneer Protected Principal Plus Fund II

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/04                             (continued)
--------------------------------------------------------------------------------

services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $74,517 in distribution fees payable to PFD at December 31, 2004.

In addition, redemptions of each class of shares may be subject to a contingent deferred sales charge (CDSC). Effective February 1, 2004, a CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 18 months of purchase (12 months for shares purchased prior to February 1, 2004). Effective December 1, 2004, Class B shares that are redeemed within five years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased prior to December 1, 2004 remain subject to the CDSC in effect at the time those shares were purchased. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSCs are paid to PFD. For the year ended December 31, 2004, CDSCs of $350,053 were paid to PFD.

6.   Expense Offsets

The Fund has entered into certain expense offset arrangements with PIMSS resulting in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the year ended December 31, 2004, expenses were reduced by $1,986 under such arrangements.

7.   Affiliated Companies

The Fund's investments in funds managed by PIM are deemed affiliates of the Fund for financial reporting purposes. The following summarizes transactions with affiliates of the Fund for the year ended December 31, 2004:

------------------------------------------------------------------------------------------------------
                                                                               Net           Value
                   Shares    Purchases     Sales      Shares    Dividend     Realized         at
   Affiliates     12/31/03    (shares)    (shares)   12/31/04    Income    Gain (Loss)     12/31/04
------------------------------------------------------------------------------------------------------
  Pioneer Fund   827,025    751,694     1,003,636   575,083    $293,061   (608,247)     $24,245,488
------------------------------------------------------------------------------------------------------

Pioneer Protected Principal Plus Fund II

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees and Shareowners of Pioneer Protected Principal Plus Fund II:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer Protected Principal Plus Fund II, one of the portfolios constituting the Pioneer Protected Principal Trust (the "Trust") as of December 31, 2004, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year ended December 31, 2004 and for the period from March 3, 2003 (commencement of operations) to December 31, 2003. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Protected Principal Plus Fund II of the Pioneer Protected Principal Trust at December 31, 2004, the results of its operations for the year then ended, and the statements of changes in its net assets and the financial highlights for the year ended December 31, 2004 and for the period from March 3, 2003 (commencement of operations) to December 31, 2003, in conformity with U.S. generally accepted accounting principles.

                                                     /s/ Ernst & Young LLP

Boston, Massachusetts
February 18, 2005

Pioneer Protected Principal Plus Fund II

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Wilmer Cutler Pickering Hale and Dorr LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Trustees and Officers

The Fund's Board of Trustees provides broad supervision over the Fund's affairs. The officers of the Fund are responsible for the Fund's operations. The Fund's Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the Fund within the meaning of the Investment Company Act of 1940 are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 74 U.S. registered investment portfolios for which Pioneer Investment Management, Inc. ("Pioneer") serves as investment adviser (the "Pioneer Funds"). The address for all Interested Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Fund's statement of additional information provides more detailed information regarding the Fund's Trustees and is available upon request, without charge, by calling 1-800-225-6292.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerfunds.com and on the SEC's website at http://www.sec.gov.

Pioneer Protected Principal Plus Fund II

--------------------------------------------------------------------------------
INTERESTED TRUSTEES
--------------------------------------------------------------------------------

                           Positions Held                                    Principal Occupation              Other Directorships
Name and Age               With the Fund            Term of Office           During Past Five Years            Held by this Trustee
John F. Cogan, Jr. (78)*   Chairman of the Board,   Serves until             Trustee and President; Deputy     Director of Harbor
                           Trustee and President    successor trustee is     Chairman and a Director of        Global Company, Ltd.
                                                    elected or earlier       Pioneer Global Asset Management
                                                    retirement or            S.p.A. ("PGAM"); Non-Executive
                                                    removal                  Chairman and a Director of
                                                                             Pioneer Investment Management
                                                                             USA Inc. ("PIM-USA"); Chairman
                                                                             and a Director of Pioneer;
                                                                             Director of Pioneer Alternative
                                                                             Investment Management Limited
                                                                             (Dublin); President and a
                                                                             Director of Pioneer Alternative
                                                                             Investment Management (Bermuda)
                                                                             Limited and affiliated funds;
                                                                             President and Director of
                                                                             Pioneer Funds Distributor, Inc.
                                                                             ("PFD"); President of all of
                                                                             the Pioneer Funds; and Of
                                                                             Counsel (since 2000, partner
                                                                             prior to 2000), Wilmer Cutler
                                                                             Pickering Hale and Dorr LLP
                                                                             (counsel to PIM-USA and the
                                                                             Pioneer Funds)

*Mr. Cogan is an Interested Trustee because he is an officer or director of Pioneer and certain of its affiliates.
------------------------------------------------------------------------------------------------------------------------------------
Osbert M. Hood (52)**      Trustee and              Serves until             President and Chief Executive     None
                           Executive Vice           successor trustee is     Officer, PIM-USA since May 2003
                           President                elected or earlier       (Director since January 2001);
                                                    retirement or            President and Director of
                                                    removal                  Pioneer since May 2003;
                                                                             Chairman and Director of
                                                                             Pioneer Investment Management
                                                                             Shareholder Services, Inc.
                                                                             ("PIMSS") since May 2003;
                                                                             Executive Vice President of all
                                                                             of the Pioneer Funds since June
                                                                             2003; Executive Vice President
                                                                             and Chief Operating Officer of
                                                                             PIM-USA, November 2000 to May
                                                                             2003; Executive Vice President,
                                                                             Chief Financial Officer and
                                                                             Treasurer, John Hancock
                                                                             Advisers, L.L.C., Boston, MA,
                                                                             November 1999 to November 2000;
                                                                             Senior Vice President and Chief
                                                                             Financial Officer, John Hancock
                                                                             Advisers, L.L.C., April 1997 to
                                                                             November 1999

**Mr. Hood is an Interested Trustee because he is an officer or director of Pioneer and certain of its affiliates.
------------------------------------------------------------------------------------------------------------------------------------

Pioneer Protected Principal Plus Fund II

--------------------------------------------------------------------------------
INTERESTED TRUSTEES (continued)
--------------------------------------------------------------------------------

                           Positions Held                                    Principal Occupation              Other Directorships
Name and Age               With the Fund            Term of Office           During Past Five Years            Held by this Trustee
David R. Bock (61)**       Trustee since 2005.      Serves until a           Senior Vice President and Chief   Director of The
3050 K. Street NW,                                  successor trustee        Financial Officer, I-trax, Inc.   Enterprise Social
Washington, DC 20007                                is elected or earlier    (publicly traded health care      Investment Company
                                                    retirement or removal.   services company)                 (privately-held
                                                                             (2001-present); Managing          affordable housing
                                                                             Partner, Federal City Capital     finance company);
                                                                             Advisors (boutique merchant       Director of New York
                                                                             bank) (1995-2000; 2002 to         Mortgage Trust
                                                                             2004); Executive Vice President   (publicly traded
                                                                             and Chief Financial Officer,      mortgage REIT)
                                                                             Pedestal Inc. (internet-based
                                                                             mortgage trading company)
                                                                             (2000-2002)

**Mr. Bock became a Trustee of the Fund on January 1, 2005.
------------------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (56)          Trustee since 2001.      Serves until             President, Bush International     Director of Brady
3509 Woodbine Street,                               successor trustee        (international financial          Corporation
Chevy Chase, MD 20815                               is elected or earlier    advisory firm)                    (industrial
                                                    retirement or removal                                      identification and
                                                                                                               specialty coated
                                                                                                               material products
                                                                                                               manufacturer),
                                                                                                               Millennium Chemicals,
                                                                                                               Inc. (commodity
                                                                                                               chemicals), Mortgage
                                                                                                               Guaranty Insurance
                                                                                                               Corporation, and R.J.
                                                                                                               Reynolds Tobacco
                                                                                                               Holdings, Inc.
                                                                                                               (tobacco)

------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (57)  Trustee since 2001.      Serves until             Founding Director, The Winthrop   None
1001 Sherbrooke Street                              successor trustee        Group, Inc. (consulting firm);
West,                                               is elected or earlier    Professor of Management,
Montreal, Quebec, Canada                            retirement or removal    Faculty of Management, McGill
H3A 1G5                                                                      University

------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (56)   Trustee since 2001.      Serves until             President and Chief Executive     Director of New
One Boston Place,                                   successor trustee        Officer, Newbury, Piret &         America High Income
28th Floor,                                         is elected or earlier    Company, Inc. (investment         Fund, Inc.
Boston, MA 02108                                    retirement or removal    banking firm)                     (closed-end
                                                                                                               investment
------------------------------------------------------------------------------------------------------------------------------------

30

Pioneer Protected Principal Plus Fund II

                           Positions Held                                    Principal Occupation              Other Directorships
Name and Age               With the Fund            Term of Office           During Past Five Years            Held by this Trustee
Stephen K. West (76)       Trustee since 2001.      Serves until             Senior Counsel, Sullivan &        Director, The Swiss
125 Broad Street,                                   successor trustee        Cromwell (law firm)               Helvetia Fund, Inc.
New York, NY 10004                                  is elected or earlier                                      (closed-end
                                                    retirement or removal                                      investment company)
                                                                                                               and AMVESCAP PLC
                                                                                                               (investment managers)
------------------------------------------------------------------------------------------------------------------------------------
John Winthrop (68)         Trustee since 2001.      Serves until             President, John Winthrop &        None
One North Adgers Wharf,                             successor trustee        Co., Inc. (private investment
Charleston, SC 29401                                is elected or earlier     firm)
                                                    retirement or removal
------------------------------------------------------------------------------------------------------------------------------------

Pioneer Protected Principal Plus Fund II

--------------------------------------------------------------------------------
FUND OFFICERS
--------------------------------------------------------------------------------

                           Positions Held                                    Principal Occupation              Other Directorships
Name and Age               With the Fund            Term of Office           During Past Five Years            Held by this Trustee
Dorothy E. Bourassa (57)   Secretary                Serves at the            Secretary of PIM-USA; Senior      None
                                                    discretion of the        Vice President- Legal of
                                                    Board                    Pioneer; and Secretary/Clerk of
                                                                             most of PIM-USA's subsidiaries
                                                                             since October 2000; Secretary
                                                                             of all of the Pioneer Funds
                                                                             since September 2003 (Assistant
                                                                             Secretary from November 2000 to
                                                                             September 2003); and Senior
                                                                             Counsel, Assistant Vice
                                                                             President and Director of
                                                                             Compliance of PIM-USA from
                                                                             April 1998 through October 2000
------------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (40) Assistant Secretary      Serves at the            Assistant Vice President and      None
                                                    discretion of the        Senior Counsel of Pioneer since
                                                    Board                    July 2002; Vice President and
                                                                             Senior Counsel of BISYS Fund
                                                                             Services, Inc. (April 2001 to
                                                                             June 2002); Senior Vice
                                                                             President and Deputy General
                                                                             Counsel of Funds Distributor,
                                                                             Inc. (July 2000 to April 2001;
                                                                             Vice President and Associate
                                                                             General Counsel from July 1996
                                                                             to July 2000); Assistant
                                                                             Secretary of all Pioneer Funds
                                                                             since September 2003
------------------------------------------------------------------------------------------------------------------------------------
David C. Phelan (47)       Assistant Secretary      Serves at the            Partner, Wilmer Cutler            None
                                                    discretion of the        Pickering Hale and Dorr LLP;
                                                    Board                    Assistant Secretary of all
                                                                             Pioneer Funds since September
                                                                             2003
------------------------------------------------------------------------------------------------------------------------------------
Vincent Nave (59)          Treasurer                Serves at the            Vice President-Fund Accounting,   None
                                                    discretion of the        Administration and Custody
                                                    Board                    Services of Pioneer; and
                                                                             Treasurer of all of the Pioneer
                                                                             Funds (Assistant Treasurer from
                                                                             June 1999 to November 2000)
------------------------------------------------------------------------------------------------------------------------------------

Pioneer Protected Principal Plus Fund II

                           Positions Held                                    Principal Occupation              Other Directorships
Name and Age               With the Fund            Term of Office           During Past Five Years            Held by this Trustee
Mark E. Bradley (45)       Assistant Treasurer      Serves at the            Deputy Treasurer of Pioneer       None
                                                    discretion of the        since 2004; Treasurer and
                                                    Board                    Senior Vice President, CDC IXIS
                                                                             Asset Management Services from
                                                                             2002 to 2003; Assistant
                                                                             Treasurer and Vice President,
                                                                             MFS Investment Management from
                                                                             1997 to 2002; and Assistant
                                                                             Treasurer of all of the Pioneer
                                                                             Funds since November 2004
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (39)      Assistant Treasurer      Serves at the            Assistant Vice President-Fund     None
                                                    discretion of the        Accounting, Administration and
                                                    Board                    Custody Services of Pioneer;
                                                                             and Assistant Treasurer of all
                                                                             of the Pioneer Funds since
                                                                             November 2000
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (46)         Assistant Treasurer      Serves at the            Fund Accounting Manager-Fund      None
                                                    discretion of the        Accounting, Administration and
                                                    Board                    Custody Services of Pioneer;
                                                                             and Assistant Treasurer of all
                                                                             of the Pioneer Funds since May
                                                                             2002
------------------------------------------------------------------------------------------------------------------------------------
Katharine Kim Sullivan (31)Assistant Treasurer      Serves at the            Fund Administration               None
                                                    discretion of the        Manager-Fund Accounting,
                                                    Board                    Administration and Custody
                                                                             Services since June 2003;
                                                                             Assistant Vice President-Mutual
                                                                             Fund Operations of State Street
                                                                             Corporation from June 2002 to
                                                                             June 2003 (formerly Deutsche
                                                                             Bank Asset Management); Pioneer
                                                                             Fund Accounting, Administration
                                                                             and Custody Services (Fund
                                                                             Accounting Manager from August
                                                                             1999 to May 2002, Fund
                                                                             Accounting Services Supervisor
                                                                             from 1997 to July 1999);
                                                                             Assistant Treasurer of all
                                                                             Pioneer Funds since September
                                                                             2003
------------------------------------------------------------------------------------------------------------------------------------

Pioneer Protected Principal Plus Fund II

--------------------------------------------------------------------------------
FUND OFFICERS (continued)
--------------------------------------------------------------------------------

                           Positions Held                                    Principal Occupation              Other Directorships
Name and Age               With the Fund            Term of Office           During Past Five Years            Held by this Trustee
Martin J. Wolin (37)       Chief Compliance         Serves at the            Chief Compliance Officer of       None
                           Officer                  discretion of the        Pioneer (Director of Compliance
                                                    Board                    and Senior Counsel from
                                                                             November 2000 to September
                                                                             2004); Vice President and
                                                                             Associate General Counsel of
                                                                             UAM Fund Services, Inc. (mutual
                                                                             fund administration company)
                                                                             from February 1998 to November
                                                                             2000; and Chief Compliance
                                                                             Officer of all of the Pioneer
                                                                             Funds.
------------------------------------------------------------------------------------------------------------------------------------

The outstanding capital stock of PFD, Pioneer and PIMSS is indirectly wholly owned by UniCredito Italiano S.p.A. ("UniCredito Italiano"), one of the largest banking groups in Italy. Pioneer, the fund's investment adviser, provides investment management and financial services to mutual funds, institutional and other clients.

--------------------------------------------------------------------------------
THE PIONEER FAMILY OF MUTUAL FUNDS
--------------------------------------------------------------------------------

Please consider a fund's investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other information about a fund and should be read carefully before you invest or send money. To obtain a prospectus and for other information on any Pioneer fund, contact your advisor, call 1-800-225-6292 or visit our web site at www.pioneerfunds.com.

U.S. Equity                            Pioneer Ibbotson Growth
Pioneer Fund                            Allocation Fund
Pioneer Balanced Fund                  Pioneer Ibbotson Aggressive
Pioneer Cullen Value Fund               Allocation Fund
Pioneer Equity Income Fund
Pioneer Equity Opportunity Fund
Pioneer Growth Opportunities Fund      International/Global Equity
Pioneer Growth Shares                  Pioneer Emerging Markets Fund
Pioneer Mid Cap Growth Fund            Pioneer Europe Select Fund
Pioneer Mid Cap Value Fund             Pioneer Europe Fund
Pioneer Oak Ridge Large Cap            Pioneer International Equity Fund
 Growth Fund                           Pioneer International Value Fund
Pioneer Oak Ridge Small Cap
 Growth Fund
Pioneer Papp America-Pacific           Fixed Income
 Rim Fund                              Pioneer America Income Trust
Pioneer Papp Small and Mid Cap         Pioneer Bond Fund
 Growth Fund                           Pioneer California Tax Free
Pioneer Papp Stock Fund                 Income Fund
Pioneer Papp Strategic                 Pioneer Global High Yield Fund
 Growth Fund                           Pioneer High Yield Fund
Pioneer Real Estate Shares             Pioneer Municipal Bond Fund
Pioneer Research Fund                  Pioneer Short Term Income Fund
Pioneer Small Cap Value Fund           Pioneer Strategic Income Fund
Pioneer Small Company Fund             Pioneer Tax Free Income Fund
Pioneer Value Fund

                                       Money Market
Asset Allocation                       Pioneer Cash Reserves Fund*
Pioneer Ibbotson Moderate              Pioneer Tax Free Money
 Allocation Fund                        Market Fund

* An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

                            This page for your notes.

HOW TO CONTACT PIONEER

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:


Account Information, including existing accounts, new
accounts, prospectuses, applications and service forms          1-800-225-6292

FactFone(SM) for automated fund yields, prices, account
information and transactions                                    1-800-225-4321

Retirement plans information                                    1-800-622-0176

Telecommunications Device for the Deaf (TDD)                    1-800-225-1997

Write to us:

PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                               1-800-225-4240

Our Internet e-mail address                      ask.pioneer@pioneerinvest.com
(for general questions about Pioneer only)

Visit our web site:                                       www.pioneerfunds.com

Please consider the Fund's investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other information about the Fund and should be read carefully before you invest or send money. To obtain a prospectus and for other information on any Pioneer fund, call 1-800-225-6292 or visit our web site www.pioneerfunds.com.

The Fund files a complete statement of investments with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 10(a), a copy of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR;

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

Audit Fees
Fees for audit services provided to the Trusts two portfolios, including fees associated with the routing filing of its Form N-1A, totaled approximately $44,000 in 2004 and approximately $52,400 in 2003. Included in the 2003 fees is an additional billing related to that audit, which was billed after the Trusts filing of its N-CSR for the year ended December 31, 2003.


(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Audit-Related Fees
There were no audit-related and other services provided to the Trust during the fiscal year ended December 31, 2004. Fees for the Trusts audit-related services, which were for reviews of the Trusts semi annual financial statements and agreed upon procedures, totaled approximately $55,000 in 2003.


(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Tax Fees
Fees for tax compliance services, primarily for tax returns, totaled approximately $14,000 in 2004 and approximately $7,200 in 2003.


(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Other Fees
There were no other services provided to the Trust during the fiscal years ended December 31, 2004 and 2003.


(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognizes the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognizes that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

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GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

    N/A

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The Fund's independent auditor, Ernst & Young
LLP ("E&Y"), recently has advised the Securities and Exchange Commission, the Public Company
Accounting Oversight Board, and the Audit
Committee of the Fund's Board of Trustees that certain non-audit work performed by E&Y's China affiliate has raised questions regarding E&Y's independence with respect to its performance of audit services for the Fund. In July 2004, E&Y became aware that member firms in China ("E&Y
China") provided certain tax services to offices of UniCredito Italiano, S.p.A. ("UCI"), a member of the Fund's Investment Company Complex. The services included receipt and disbursement of monies transferred to E&Y China by UCI in payment of individual expatriate income taxes due on returns prepared by E&Y China for certain UCI employees located in China from October 1998 to May 2003. E&Y became auditors of the Fund in May 2002. These expatriate tax services were discontinued in May 2003. The fees received by E&Y China for all such services totaled $3,685.

The Fund's Audit Committee and E&Y have
discussed the matter, including the nature of the services provided, the personnel involved in providing the services and the fees received by E&Y for performing the services. The Committee continues to review the facts and circumstances surrounding the matter, including the issue of whether the monies transferred for employees' taxes were de facto monies due the employees for tax payments rather than monies belonging to UCI.
E&Y has informed the Audit Committee that based on its internal reviews and the de minimis nature of the services provided and fees received, it does not believe its independence with respect to the Fund has been impaired.

Aggregate Non-Audit Fees

The aggregate non-audit fees for the Trust and affiliates, as previously defined, totaled approximately $6,000 in 2004 and $85,500 in 2003. These fees include services provided prior to May 6, 2003, the effective date of the pre-approval process

The Trust's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre-approved pursuant to paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.




(h) Disclose whether the registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Non-Audit Services
Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Trusts audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Trust. For the years ended December 31, 2004 and 2003, there were no services provided to an affiliate that required the Trusts audit committee pre-approval.


ITEMS 5-6. [RESERVED]


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.


ITEM 8. [RESERVED]


ITEM 9. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

The registrant's principal executive officer and principal financial officer have concluded, that the registrant's disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose whether or not there were significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.


ITEM 10. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act
(17 CFR 270.30a-2).

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Protected Principal Trust


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr, President

Date  March 9, 2005


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr., President

Date March 9, 2005


By (Signature and Title)* /s/ Vincent Nave
Vincent Nave, Treasurer

Date March 9, 2005

* Print the name and title of each signing officer under his or her signature.